                                                                     EXHIBIT 3.4







                                     BYLAWS
                                       OF
                      PERFORMANCE CAPITAL MANAGEMENT, INC.

                                     BYLAWS
                                       OF
                      PERFORMANCE CAPITAL MANAGEMENT, INC.,
                            a California corporation


ARTICLE I.  OFFICES................................................................................1

   Section 1.01                   Principal Executive Office.......................................1
   Section 1.02                   Other Offices....................................................1

ARTICLE II.  DIRECTORS.............................................................................1

   Section 2.01                   Definitions......................................................1
   Section 2.02                   Responsibility of Board..........................................1
   Section 2.03                   Number of Directors..............................................2
   Section 2.04                   Election and Term of Office......................................2
   Section 2.05                   Resignation......................................................2
   Section 2.06                   Vacancies........................................................2
   Section 2.07                   Filling Vacancies................................................3
   Section 2.08                   Call of Meetings.................................................4
   Section 2.09                   Place of Meetings................................................4
   Section 2.10                   Time of Regular Meetings.........................................4
   Section 2.11                   Notice of Meetings...............................................4
   Section 2.12                   Waiver of Notice.................................................5
   Section 2.13                   Quorum...........................................................5
   Section 2.14                   Transactions of Board............................................5
   Section 2.15                   Withdrawal of Quorum.............................................5
   Section 2.16                   Adjournment......................................................5
   Section 2.17                   Conduct of Meetings..............................................5
   Section 2.18                   Telephone Participation..........................................6
   Section 2.19                   Action Without Meeting...........................................6
   Section 2.20                   Duties of Directors..............................................6
   Section 2.21                   Compensation.....................................................7
   Section 2.22                   Transactions With Corporation....................................7
   Section 2.23                   Liability of Directors...........................................8
   Section 2.24                   Indemnification..................................................9
   Section 2.25                   Power to Indemnify..............................................10
   Section 2.26                   Expenses of Successful Agent....................................11
   Section 2.27                   Determination Indemnification is Proper.........................11
   Section 2.28                   Advance of Expenses.............................................11
   Section 2.29                   Indemnification not Exclusive...................................11
   Section 2.30                   Limitation on Indemnification...................................12
   Section 2.31                   Insurance.......................................................12
   Section 2.32                   Board Committees................................................13




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
ARTICLE III.  DETERMINING SHAREHOLDERS OF RECORD..................................................14

   Section 3.01                   Record Date Fixed by Board......................................14

ARTICLE IV.  SHAREHOLDERS' MEETINGS...............................................................15

   Section 4.01                   Place of Meetings...............................................15
   Section 4.02                   Annual Meeting..................................................15
   Section 4.03                   Notice of Meetings..............................................16
   Section 4.04                   Calling of Special Meetings.....................................17
   Section 4.05                   Quorum of Shareholders..........................................17
   Section 4.06                   Effect of Vote..................................................18
   Section 4.07                   Election of Directors...........................................18
   Section 4.08                   Votes Per Share.................................................18
   Section 4.09                   Voting Multiple Shares..........................................18
   Section 4.10                   Cumulative Voting...............................................18
   Section 4.11                   Voting of Shares by Fiduciaries, Minors, or Entities............19
   Section 4.12                   Proxies.........................................................20
   Section 4.13                   Voting Agreement and Trust......................................24
   Section 4.14                   Inspectors of Election..........................................25
   Section 4.15                   Conduct of Meetings.............................................25
   Section 4.16                   Order of Business...............................................26
   Section 4.17                   Action Without a Meeting........................................26

ARTICLE V.  OFFICERS..............................................................................27

   Section 5.01                   Number and Titles...............................................27
   Section 5.02                   Appointment.....................................................27
   Section 5.03                   Other Officers..................................................27
   Section 5.04                   Removal and Resignation.........................................27
   Section 5.05                   Vacancies.......................................................28
   Section 5.06                   Chairman of the Board...........................................28
   Section 5.07                   President.......................................................28
   Section 5.08                   Vice President..................................................29
   Section 5.09                   Secretary.......................................................29
   Section 5.10                   Assistant Secretary.............................................31
   Section 5.11                   Chief Financial Officer.........................................31
   Section 5.12                   Assistant Treasurer.............................................33
   Section 5.13                   Compensation....................................................33

ARTICLE VI.  EXECUTION OF INSTRUMENTS AND DEPOSIT OF FUNDS........................................33

   Section 6.01                   Limitations.....................................................33
   Section 6.02                   Execution of Instruments and Papers.............................33
   Section 6.03                   Signing of Checks...............................................33
   Section 6.04                   Deposit and Withdrawal of Funds.................................34



                                       ii

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
ARTICLE VII.  ISSUANCE OF SHARES AND SHARE CERTIFICATES...........................................34

   Section 7.01                   Authority to Issue..............................................34
   Section 7.02                   Fractional Shares...............................................35
   Section 7.03                   Partly Paid Shares..............................................35
   Section 7.04                   Options.........................................................36
   Section 7.05                   Pre-emptive Rights..............................................36
   Section 7.06                   Employee Plans..................................................37
   Section 7.07                   Certificates of Determination...................................37
   Section 7.08                   Shareholders Right to Share Certificate.........................38
   Section 7.09                   Contents of Certificate.........................................39
   Section 7.10                   Exchange of Certificates........................................40
   Section 7.11                   Lost, Stolen, or Destroyed  Certificate; Issuance of
                                  New Certificate.................................................40
   Section 7.12                   Alternative System In Lieu of  Certificates.....................40

ARTICLE VIII.  TRANSFER OF SHARES.................................................................41

   Section 8.01                   Duty of Corporation.............................................41
   Section 8.02                   Non-liability of Corporation....................................41
   Section 8.03                   Liability of Corporation........................................42
   Section 8.04                   Liability on Transfer of Partly Paid Shares.....................42

ARTICLE IX.  CORPORATE RECORDS, REPORTS AND SEAL..................................................43

   Section 9.01                   Minutes of Meetings.............................................43
   Section 9.02                   Books and Records of Account....................................43
   Section 9.03                   Record of Shareholders..........................................43
   Section 9.04                   Shareholder's Right to Inspect Record
                                  of Shareholders by Written Demand
                                  of Holders of Specified Percentage of Shares....................43
   Section 9.05                   Shareholder's Right to Inspect Books of Account
                                  and Minutes.....................................................44
   Section 9.06                   Inspection by Directors.........................................44
   Section 9.07                   Annual Report...................................................44
   Section 9.08                   Special Financial Statements to Shareholders....................45
   Section 9.09                   Corporate Seal..................................................46

ARTICLE X.  CERTIFICATION, INSPECTION, AND AMENDMENT OF BYLAWS....................................46

   Section 10.01                  Inspection and Certification of Bylaws..........................46
   Section 10.02                  Adoption, Amendment, Repeal of Bylaws
                                  by Shareholders.................................................46
   Section 10.03                  Adoption, Amendment, Repeal of Bylaws
                                  by Directors....................................................46

ARTICLE XI.  CONSTRUCTION OF BYLAWS...............................................................47
ARTICLE XII. CERTIFICATE OF SECRETARY ............................................................48

                                     BYLAWS
                                       OF
                      PERFORMANCE CAPITAL MANAGEMENT, INC.,
                            a California corporation

                                    ARTICLE I
                                     OFFICES

        Section 1.01. Principal Executive Office. The principal executive office of the corporation shall be located at such place as the Board of Directors may from time to time designate.

        Section 1.02. Other Offices. The corporation, also, may have offices at such other places, within or without the State of California, where the corporation is qualified to do business, as the Board of Directors may from time to time designate or the business of the corporation may require.


                                   ARTICLE II.
                                    DIRECTORS

        Section 2.01.  Definitions.

        (a) Articles. As used in these Bylaws, the word "Articles" shall be defined as, and shall mean, the Articles of Incorporation of the corporation, as amended from time to time.

        (b) Board. As used in these Bylaws, the word "Board" shall be defined as, and shall mean, the Board of Directors of the corporation.

        (c) Code. As used in these Bylaws, the word "Code" shall be defined as, and shall mean, the California Corporations Code, as amended from time to time.

        (d) Directors. As used in these Bylaws, the word "Directors", in relation to any power or duty requiring collective action, shall be defined as, and shall mean, the Board.

        (e) Law. As used in these Bylaws, the word "Law" shall be defined as, and shall mean, the General Corporation Law as enacted in the State of California as amended from time to time and as specified in Division I of the Code.

        Section 2.02. Responsibility of Board. Subject to the provisions of the Law and to any limitations in the Articles relating to action required to be approved by the shareholders, as that term is defined in Section 153 of the Code, or by the outstanding shares, as that term is defined in Section 152 of the Code, or by a less than majority vote of a class or series of preferred shares, as set forth in Section 402.5 of the Code, the business and affairs of the corporation shall be managed, and all corporate powers shall be exercised, by or pursuant to the direction of the Board. The Board may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person; provided, however, the business and affairs of the corporation shall be managed, and all corporate powers shall be exercised, pursuant to the ultimate direction of the Board.

        Section 2.03. Number of Directors.

        (a) Variable Board. The number of directors of the corporation shall be not less than three (3) or more than five (5). The exact number of directors within these limits shall be fixed by approval of the Board in the same manner provided in these Bylaws for the amendment hereof.

        (b) Change in Board. After shares have been issued, a bylaw specifying or changing a fixed number of directors or the maximum or minimum number of directors or changing from a fixed to a variable Board, or vice versa, may be adopted only by approval of the outstanding shares, as that term is defined in
Section 152 of the Code; provided, however, a bylaw reducing the minimum number to a number less than five (5) cannot be adopted if the votes cast against the adoption of such bylaw at a meeting of shareholders or the shares not consenting in the case of action by written consent are equal to more than sixteen and two thirds percent (16-2/3%) of the outstanding shares entitled to vote.

        (c) Less than Three (3) Shareholders. Notwithstanding any other provision of this Section 2.03, (i) before shares are issued, the number of directors may be one (1) director; (ii) before shares are issued, the number of directors may be two (2) directors; (iii) if the number of shareholders of the corporation is one (1), there may be one (1) director, or there may be two (2) directors; and (iv) if the number of shareholders of the corporation is two (2), there may be two (2) directors.

        (d) Exact Number. The exact number of directors shall be one (1) until changed as provided in this Section 2.03.

        Section 2.04. Election and Term of Office. At each annual meeting of shareholders directors shall be elected to hold office until the next annual meeting of shareholders, but if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. Each director, including a director elected to fill a vacancy (see Section 2.07 of these Bylaws), shall hold office until the expiration of the term for which that director is elected and until a successor has been elected and qualified.

        Section 2.05. Resignation. Any director may resign effective on giving written notice to the Chairman of the Board, if any, the President, the Secretary, or the Board, unless such notice specifies a later time for the effectiveness of such resignation. If such resignation is effective at a future time, a successor may be elected to take office when such resignation becomes effective.

        Section 2.06.  Vacancies.

        (a) Defined. A vacancy on the Board occurs when any authorized position of director is not filled by a duly elected director, whether caused by death, resignation, removal, change in the authorized number of directors (by the Board or the shareholders), or otherwise.

        (b) Declaration of Vacancy by Board. The Board may declare vacant the office of a director who has been declared of unsound mind by order of a court of competent jurisdiction, or convicted of a felony.

        (c) Removal of Director by Shares. Any and all of the directors may be removed without cause if such removal is approved by the outstanding shares, as that term is defined in Section 152 of the Code, subject to the following:


                                        2

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        (1)    No director may be removed (unless the entire Board is removed)
               when the votes cast against removal, or not consenting in writing in the case of action by written consent, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director's most recent election were then being elected; and

        (2) When by the provisions of the Articles the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

        (d) Removal by Court. Shareholders holding at least ten percent (10%) of the number of outstanding shares of any class of the corporation may sue in the superior court of the county in which the principal executive office of the corporation is located to remove from office any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation and may bar from reelection any director removed for a period prescribed by the court. In such case, the corporation must be made a party to the action.

        (e) Reduction of Authorized Number of Directors. Any reduction of the authorized number of directors shall not remove any director prior to the expiration of such director's term of office.

        (f) Provisions Exclusive. Except as provided in Paragraphs (a) through
(d), inclusive, of this Section 2.06, no director may be removed from office prior to the expiration of such director's term of office.

        Section 2.07.  Filling Vacancies.

        (a) The Board. Except as otherwise provided in the Articles or in these Bylaws, and except for a vacancy created by the removal of a director as provided in Section 2.06 of these Bylaws, vacancies on the Board may be filled by approval of the Board pursuant to Section 151 of the Code or, if the number of directors then in office is less than a quorum, by (1) the unanimous written consent of the directors then in office, (2) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with Section 3.07 of the Code, or (3) a sole remaining director.

        (b) By Shareholders. Unless the Articles or a bylaw adopted by the shareholders provide vacancies occurring in the Board by reason of the removal of directors may be filled by the Board, those vacancies may be filled only by approval of the shareholders, as that term is defined in Section 153 of the Code. Moreover, the shareholders may elect a director at any time to fill any vacancy not filled by the directors and any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote; provided, however, no director shall be elected by written consent to fill a vacancy created by removal of any director except by the unanimous written consent of all shares entitled to vote for the election of directors.

        (c) By Special Meeting. If, after the filling of any vacancy by the directors, the directors

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then in office who have been elected by the shareholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent (5%) or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the shareholders, or apply to the superior court of the county in which the principal executive office of the corporation is located for an order that a special meeting of shareholders of the corporation be held to elect the entire Board. The term of office of any director shall terminate on that election of a successor.

        Section 2.08. Call of Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the Vice Chairman of the Board, if there be such officers, or by the President, or any Vice President, or the Secretary, or the Treasurer, or any director of the corporation. Special meetings of any Board committee may be called by the Chairman thereof or any two members thereof.

        Section 2.09. Place of Meetings. Regular meetings of the Board of Directors and of all Board committees shall be held at the principal executive office of the corporation. Special meetings of the Board and of all Board committees shall be held at the location specified in the notice of the meeting or, in the absence of such specification, at the principal executive office of the corporation. The Board is authorized to designate, from time to time, by duly adopted resolution, a place or places other than those specified above as the place for regular or special meetings of the Board and of all Board committees.

        Section 2.10. Time of Regular Meetings. The regular annual meeting of the Board shall be held immediately following each annual meeting of the shareholders, at the same place of that meeting of shareholders.

        Section 2.11.  Notice of Meetings.

        (a) Regular Meetings. The regular annual meeting of the Board may be held without call or notice.

        (b) Special Meetings. Notice of the time and place of any special meeting of the Board or of any Board committee must be in writing and delivered personally to each director or Board committee member, as the case may be or sent to each director or Board committee member, as the case may be, by first class mail, postage prepaid, or by telegram, charges prepaid, addressed to such director or member, as the case may be, at such director's or member's, as the case may be, address of such address is shown on the records of the corporation or, if not so shown, at the place where the meetings of the Board or the Board committees are held regularly. Notice by mail or telegraph must be deposited in the United States mail or delivered to the telegraph company in the place where the corporation's principal executive office is located at least forty-eight
(48) hours prior to the time such meeting is to be held. Notice delivered in person must be so delivered at least twenty-four (24) hours prior to the time such meeting is held. Notice given as herein provided shall constitute due and legal notice to such director or member, as the case may be.

        (c) Entry of Service of Notice. The fact of service of notice, showing that such notice was given in the manner provided above, shall be entered in the minutes of the proceedings of the Board or Board committee, as the case may be, and such entry, if the minutes are approved at a subsequent meeting of the Board or Board committee, shall be conclusive regarding the issue of service.

        (d) Registration of Address for Notice. Each director shall register with the Secretary of the corporation such director's address, and notices of meetings mailed or telegraphed to such address shall be valid notices thereof.

        Section 2.12. Waiver of Notice. Notice of any meeting need not be given to any director who signs a waiver of notice, or a consent to holding such meeting or an approval of the minutes thereof, whether before after such meeting, or who attends such meeting without protesting, prior to such meeting or at the commencement of such meeting, the lack of notice to such director. Any waiver of notice need not specify the purpose of the meeting. All waivers, consents, and approvals of minutes shall be filed with the corporate records or made a part of the minutes of the meeting to which those waivers, consents and approvals pertain.

        Section 2.13. Quorum. A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business.

        Section 2.14. Transactions of Board. Except as otherwise provided by law, or in the Articles, or in these Bylaws, every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board, subject to the provisions of Sections 2.22 and 2.27 of these Bylaws.

        Section 2.15. Withdrawal of Quorum. Any meeting at which a quorum is present initially may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by, at least, a majority of the required quorum for such meeting.

        Section 2.16. Adjournment. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If such meeting is adjourned for more than twenty-four (24) hours, however, notice of the adjournment to another time or place must be given to the directors who were not present at the time of the adjournment no later than twenty-four (24) hours prior to the time of the adjourned meeting.

        Section 2.17.  Conduct of Meetings.

        (a) Board. Meetings of the Board shall be presided over by the Chairman of the Board, or in his absence, by the President of the corporation or, if he be not present, by any Vice President of the corporation, and, if no such officer is present, by any director chosen by a majority of the directors present. The Secretary, or an Assistant Secretary, if any, of the corporation shall attend and take minutes of such meetings. In the absence of such officer, the presiding officer shall designate some person present to take minutes of the meeting.

        (b) Board Committee Meetings. Meetings of Board committees, if any, shall be presided over by the respective chairmen of those committees or, in the absence of such officer, by any member chosen by a majority of the members present. Minutes of such meetings shall be taken by the secretary of the committee if there be such an officer or, if there be not or in such officer's absence, by the person designated by the chairman or acting chairman of the committee.

        (c) Procedure. The precedence of, and procedure on, motions and other procedural matters at such meetings shall be governed so far as practicable by Robert's Rules of Order insofar as such rules are not inconsistent with law, with the Articles, with these Bylaws, or with Board resolutions.

        (d) Order of Business. The order of business at such meetings shall be as follows, unless the notice of such meeting provides otherwise:

        (1)    Call to order;

        (2)    Announcement of a quorum;

        (3) Reading, or waiver thereof, and approval of minutes of the previous meeting;

        (4)    Announcements;

        (5)    Reports of officers;

        (6)    Report of committees;

        (7)    Reports of officers;

        (8) New business (such as election of officers, declaration of dividends, and so forth); and

        (9) Adjournment.

        Section 2.18. Telephone Participation. Members of the Board may participate in any meeting by the use of conference telephone or similar communications equipment so long as all members participating in such meeting can hear one another. Participation in a meeting in this manner constitutes presence in person at such meeting.

        Section 2.19. Action Without Meeting. Any action required or permitted to be taken by the Board or by any Board committee as the case may be may be taken without a meeting, if all members of the Board or Board committee, shall consent individually or collectively in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board or Board committee, as the case may be, and such action by written consent shall have the same force and effect as a unanimous vote of such directors or such members.

        Section 2.20  Duties of Directors.

        (a) Good Faith Performance. Each director shall perform in good faith the duties of a director, including duties as a member of any committee of the Board on which such director may serve, and in a manner such director believes to be in the best interests of the corporation and the corporation's shareholders and with such care, including reasonable inquiry, as an ordinarily prudent person, in a similar situation, would use in similar circumstances.

        (b) Right to Rely. In performing his duties, each director shall be entitled, so long as in any such case such director acts in good faith after reasonable inquiry when the need for such inquiry is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted, to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by any of the following:

        (1) One or more officers or employees of the corporation whom such director believes to be reliable and competent in the matters presented;


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


        (2) Counsel, independent accountants, or other persons as to matters which such director believes to be within such person's professional or expert competence; or

        (3) A committee on the Board on which such director does not serve, as to matters within such committee's designated authority, which committee such director believes to merit confidence.

        (c) Liability. A person who performs the duties of a director in accordance with Paragraphs (a) and (b) of this Section 2.20 shall have no liability based on any alleged failure to discharge such person's obligation as a director.

        Section 2.21. Compensation. Directors shall not receive any stated salary for their services as directors but, for such meeting(s) as the Board may determine and by resolution of the Board, a fixed fee, with or without expenses of attendance, may be allowed for attendance at such meeting(s). Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

        Section 2.22.  Transactions With Corporation.

        (a) Material Financial Interest. No contract or other transaction between the corporation and one or more of the directors of the corporation, or between the corporation and any other corporation, firm, or association in which one or more of the directors of the corporation, has a material financial interest, is either void or voidable because such director or directors or such other corporation, firm, or association is a party or because such director or directors is present at the meeting of the Board or Board committee which authorizes, approves, or ratifies such contract or transaction, if:

        (1) The material facts of such contract or transaction and of such director's interest are fully disclosed or known to the shareholders and such contract or transaction is approved by the shareholders, as that term is defined in Section 153 of the Code, in good faith, and the shares owned by the interested director or directors are not voted thereon;

        (2) The material facts of such contract or transaction and of such director's interest are fully disclosed or known to the Board or Board committee, and the Board or Board committee authorizes, approves, or ratifies such contract or transaction in good faith by a vote sufficient without counting the vote of the interested director or directors and such contract or transaction is just and reasonable as to the corporation at the time such contract or transaction is authorized, approved, or ratified; or

        (3) As to contracts or transactions not approved as provided in Sub-Paragraphs (1) and (2) of this Paragraph (a), the person asserting the validity of such contract or transaction sustains the burden of proving such contract or transaction was just and reasonable as to the corporation at the time such contract or transaction was authorized, approved, or ratified.


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A mere common directorship does not constitute a material financial interest within the meaning of the above provisions. Nor is a director interested, within the meaning of the above provisions, in a resolution fixing the compensation of another director as a director, officer, or employee of the corporation, notwithstanding the fact the first director, also, is receiving compensation from the corporation.

        (b) Affiliated Associations. No contract or other transaction between the corporation and any other corporation or association of which one or more of the directors of the corporation is a director is either void or voidable because such director or directors is present at the Board or Board committee meeting which authorizes, approves, or ratifies such contract or transaction, if:

        (1) The material facts of such contract or transaction and of such director's other directorship are fully disclosed or known to the Board or Board committee, and the Board or Board committee authorizes, approves, or ratifies such contract or transaction in good faith by vote sufficient without counting the vote of the common director or directors, or such contract or transaction is approved by the shareholders, as that term is defined in Section 153 of the Code, in good faith; or

        (2) As to contracts or transactions not approved as provided in Sub-Paragraph (1) of this Paragraph (b), such contract or transaction is just and reasonable as to the corporation at the time such contract or transaction is authorized, approved, or ratified.

This provision does not apply to contracts or transactions contemplated by Paragraph (a) of this Section 2.22.

        (c) Determining Quorum. Interested or common directors may be counted in determining the presence of a quorum at a meeting of the Board or Board committee which authorizes, approves, or ratifies such a contract or transaction.

        Section 2.23.  Liability of Directors.

        (a) Distributions. Subject to the provisions of Section 2.20 of these Bylaws, directors who approve any of the following corporate actions shall be jointly and severally liable to the corporation for the benefit of all of the creditors or shareholders entitled to institute an action pursuant to Section 316(c) of the Code:

        (1) The making of any distribution to the shareholders of the corporation, as that term is defined in Section 166 of the Code, to the extent such distribution is contrary to the provisions of Sections 500 to 503, inclusive, of the Code;

        (2) The distribution to shareholders of the corporation of assets after institution of dissolution proceedings of the corporation, if any, without paying or providing adequately for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set forth in the notice given to creditors pursuant to Sections 1800 and 2011, inclusive, of the Code; or

        (3)    The making of any loan or guaranty contrary to the provisions of
               Section 315 of the Code.

        (b) Abstention. A director who is present at a meeting of the Board, or any Board committee, at which any action specified in Paragraph (a) of this
Section 2.23 is taken and who abstains from voting shall be considered to have approved such action.

        (c) Subrogation. Directors liable pursuant to the provisions of this
Section 2.23 shall be entitled to be subrogated to the rights of the corporation:

        (1)    With respect to Sub-Paragraph (1) of Paragraph (a) of this
               Section 2.23, against shareholders who received such distribution;

        (2)    With respect to Sub-Paragraph (2) of Paragraph (a) of this
               Section 2.23, against shareholders who received such distribution of assets; and

        (3)    With respect to Sub-Paragraph (3) of Paragraph (a) of this
               Section 2.23, against the person who received such loan guaranty.

        (d) Statutory Limitation For Other Liability. No director shall have personal liability for monetary damages in any action brought by or in the right of the corporation for breach of such director's duties to the corporation and the shareholders, as set forth in Section 2.20 of these Bylaws; provided, however, the liability of any director of the corporation shall not be eliminated:

        (1) For acts or omissions which involve intentional misconduct or a knowing and culpable violation of law;

        (2) For acts or omissions which a director believed to be contrary to the best interests of the corporation or the shareholders or which involve the absence of good faith on the part of such director;

        (3) For any transaction from which a director derived an improper personal benefit;

        (4) For acts, or omissions which show a reckless disregard for such director's duties to the corporation or the shareholders in circumstances in which such director was aware, or should have been aware, in the ordinary course of performing the duties of a director, of a risk of serious injury to the corporation or the shareholders;

        (5) For acts or omissions which constitute an unexcused pattern of inattention which amounts to an abdication of the duties of such director to the corporation or the shareholders;

        (6)    Pursuant to the provisions of Section 310 of the Code; or

        (7)    Pursuant to the provisions of Section 316 of the Code.

        Section 2.24.  Indemnification.

        (a) "Agent" Defined. For the purposes of Sections 2.25 to 2.31, inclusive, of these Bylaws, the word "agent" shall be defined as, and shall mean, any person who is or was a director, officer, employee, or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

        (b) "Proceeding" and "Expenses" Defined. For the purposes of Sections
2.25 to 2.31, inclusive, of these Bylaws, the word "proceeding" shall be defined as, and shall mean, any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative; and the word "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification pursuant to the provisions of Section
2.26 or Paragraph (c) of Section 2.27 of these Bylaws.

        Section 2.25.  Power to Indemnify.

        (a) Criminal Proceedings. The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in the corporation's favor) by reason of the fact such person is or was an agent of the corporation against expenses, judgments, fines, settlements, and other amounts actually incurred regarding such proceeding if such person acted in good faith and in a manner such person believed reasonably to be in the best interests of the corporation and the shareholders and, in the case of a criminal proceeding, had no reasonable cause to believe such conduct by such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or by a plea of nolo contendere or the equivalent thereto, of itself, shall not create a presumption such person did not act in good faith and in a manner which such person believed reasonably to be in the best interests of the corporation and the shareholders, or such person had reasonable cause to believe such person's conduct was unlawful.

        (b) Other Proceedings. The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the corporation to procure a judgment in the corporation's favor by reason of the fact such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person regarding the defense or settlement of such action if such person acted in good faith, and in a manner such person believed to be in the best interests of the corporation and the shareholders and with such care, including reasonable inquiry, as an ordinary prudent person, in a similar situation, would use in similar circumstances. No indemnification shall be made pursuant to this paragraph, however:

        (1) For any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of such person's duty to the corporation and the shareholders, unless and only to the extent the court in which such proceeding was or is pending shall determine on application, considering all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for expenses and then only to the extent which such court shall determine;

        (2) For amounts paid in settling or otherwise disposing of a pending action, without court approval; or

        (3) For expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

        Section 2.26. Expenses of Successful Agent. To the extent an agent of the corporation has been successful on the merits in the defense of any proceeding described in Section 2.25 of these Bylaws or in the defense of any claim, issue, or matter therein, such agent shall be indemnified against expenses actually and reasonably incurred by such agent in such defense.

        Section 2.27. Determination Indemnification Is Proper. Except as provided in Section 2.26 of these Bylaws, any indemnification pursuant to Sections 2.25 to 2.30, inclusive, of these Bylaws shall be made by the corporation only if authorized in the specific case, on a determination indemnification of the agent is proper in the circumstances because such agent has complied with the applicable standard of conduct set forth in Section 2.25 of these Bylaws, by any of the following:

        (a) Director Approval. A majority vote of a quorum of the directors consisting of directors who are not parties to such proceeding;

        (b) Written Opinion of Counsel. If such a quorum of directors is not obtainable, by independent legal counsel in a written opinion;

        (c) Shareholder Approval. Approval of the shareholders, as that term is defined in Section 153 of the Code, and the shares owned by the person to be indemnified shall not be entitled to vote thereon; or

        (d) Court Approval. The court in which such proceeding is or was pending on application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other is opposed by the corporation.

        Section 2.28. Advance of Expenses. Expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of such proceeding on receipt of an undertaking by or on behalf of the agent to repay such amount, if it shall be determined ultimately such agent is not entitled to be indemnified as authorized by the provisions of Sections 2.25 to 2.30, inclusive, of these Bylaws.

        Section 2.29. Indemnification not Exclusive. The indemnification provided by the provisions of Sections 2.24 to 2.31, inclusive, of these Bylaws shall not be deemed exclusive of any additional rights to indemnification for breach of duty to the corporation and the shareholders while acting in the capacity of a director or officer of the corporation to the extent the additional rights to indemnification are authorized in a provision of the Articles adopted pursuant to Paragraph (11) of Subdivision (a) of Section 204 of the Code. The indemnification provided by Sections 2.24 to 2.30, inclusive, of these Bylaws for acts, omissions, or transactions while acting in the capacity of, or while serving as, a director or officer of the corporation but not involving breach of duty to the corporation and the shareholders, shall not be deemed exclusive of any other rights to which the person seeking indemnification may be entitled pursuant to any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent such additional rights to indemnification are authorized in the Articles. A provision of the Articles authorizing indemnification "in excess of that otherwise permitted by the provisions of Section 317 of the Code" or "to the fullest extent permissible pursuant to California law" or the substantial equivalent thereof shall be construed to be a provision for additional indemnification for breach of duty to the corporation and the shareholders as referred to in, and with the limitations required by, the provisions of Paragraph (11) of Subdivision (a) of Section 204 of the Code and a provision for additional indemnification as referred to hereinabove. The rights to indemnification pursuant hereto shall continue for a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing in this section, however, shall affect any right to indemnification to which persons other than such directors and officers may be entitled by contract or otherwise.

        Section 2.30. Limitation on Indemnification. No indemnification or advance shall be made pursuant to the provisions of Sections 2.25 to 2.28, inclusive, of these Bylaws, except as provided in Section 2.26 or Paragraph (c) of Section 2.27 of these Bylaws in any circumstances where it appears:

        (a) Inconsistent With Corporate Authority or Action. It would be inconsistent with a provision of the Articles, these Bylaws, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action, which is asserted in the proceeding in which the expenses were incurred or other amounts were paid, and which prohibits or otherwise limits indemnification; or

        (b) Inconsistent With Court Order. It would be inconsistent with any condition imposed by a court expressly in approving a settlement.

        Section 2.31. Insurance. The corporation shall have the power to purchase and maintain insurance on behalf of any agent against any liability asserted against, or incurred by, the agent in such capacity or existing because of such agent's status as such, whether or not the corporation would have the power to indemnify such agent against such liability pursuant to the provisions of Sections 2.24 to 2.30, inclusive, of these Bylaws. The fact the corporation owns all or a portion of the shares of the company issuing a policy of insurance shall not cause this Section 2.31 to be inapplicable, if either of the following conditions is satisfied:

        (a) If the Articles authorize indemnification in excess of that authorized by the provisions of Sections 2.24 to 2.30, inclusive of these Bylaws, and the insurance provided by this Section 2.31 is limited as indemnification is required to be limited by Paragraph (11) of Subdivision (a) of Section 204 of the Code; or

        (b)    (1)  The company issuing the insurance policy is organized, licensed, and operated in a manner which complies with the insurance laws and regulations applicable to such company's jurisdiction of organization;

               (2) The company issuing the insurance policy provides procedures for processing claims which do not permit such company to be subject to the direct control of the corporation; and

               (3) The policy issued provides for some manner of risk sharing between the issuer and the purchaser of the policy, on one hand, and some unaffiliated person or persons, on the other hand, such as by providing for more than one unaffiliated owner of the company issuing the policy or by providing a portion of the coverage furnished shall be obtained from some unaffiliated insurer or reinsurer.

Risk sharing may be undertaken by providing for more than one unaffiliated owner of the Company issuing the policy, or by providing a portion of the coverage furnished shall be obtained from some unaffiliated insurer or reinsurer.

        Section 2.32.  Board Committees.

        (a) Board Action Required. The Board, by resolution adopted by a majority of the authorized number of directors, may designate one (1) or more committees, each consisting of two (2) or more directors, to serve at the pleasure of the Board. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of such committee. The appointment of members or alternate members of a committee shall require the vote of a majority of the authorized number of directors.

        (b) Authority of Committee. Any such committee referred to in Paragraph
(a) to this Section 2.30, to the extent provided in such Board resolution or in these Bylaws, shall have all the authority of the Board, except regarding:

        (1) The approval, of any action for which the law also requires shareholders approval, as that term is defined in Section 153 of the Code, or approval of the outstanding shares, as that term is defined in Section 152 of the Code;

        (2)    The filling of vacancies on the Board or in any committee;

        (3) The fixing of compensation of the directors for serving on the Board or on any committee;

        (4) The amendment or repeal of these Bylaws or the adoption of new bylaws;

        (5) The amendment or repeal of any resolution of the Board which be the express terms of such resolution is not so amendable or repealable;

        (6) A distribution to the shareholders of the corporation, as defined in Section 166 of the Code, except at a rate or in a periodic amount or within a price range set forth in the Articles or determined by the Board; and

        (7) The appointment of other committees of the Board or the members thereof.

        (c) Membership of Presiding Officer. The Chairman of the Board, if there be such officer, and, if none, the President of the corporation shall be an ex officio member of each Board committee so appointed.

        (d) Conduct of Committee Meetings. The Board may prescribe the manner in which committee proceedings are conducted or authorize the committee to do so. Regular meetings of any such committee shall be held at the time and place specified in any resolution duly adopted by the Board or, in the absence thereof, by such committee. On failure to designate the place, such meetings shall be held at the principal executive office of the corporation. Special meetings of any committee may be called by the chairman or any two members of such committee, or by the Chairman of the Board, if there be such an officer, or, if none, by the President of the corporation, by written notice to the members and shall be held at the time and place specified in the notice or, on failure to specify the place, at the principal executive office of the corporation. Notice of such meetings shall be given in the same manner as is required by these Bylaws for the giving of notice of Board meetings. A majority of the authorized number of members of any committee shall constitute a quorum of such committee for the transaction of business. Minutes shall be kept of each committee meeting. The original or a copy of such minutes, certified by the committee chairman or such other person as such chairman shall designate, shall be delivered to the Secretary of the corporation for placement in the corporation's minute book and a copy shall be retained by the committee. The transactions of any meeting of any committee, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the members not present signs a written waiver of notice or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents, or approvals shall be made a part of the minutes of the appropriate meetings. Any action required or permitted to be taken by any Board committee may be taken without a meeting, if all members of such committee shall consent in writing individually or collectively to such action and such written consent or consents are filed with the minutes of the proceedings of such committee.

        (e) Vacancies in Committees. Vacancies in any committee may be filled by the Board only.

        (f) Applicability of Other Sections. The provisions of Sections 2.08 to 2.16, inclusive, and of Sections 2.18 and 2.19 of this Article II apply to such committees, mutatis mutandis.

                                  ARTICLE III.
                       DETERMINING SHAREHOLDERS OF RECORD

        Section 3.01.  Record Date Fixed by Board.

        (a) Limits of Dates. In order that the corporation may determine the shareholders entitled to notice of any meeting or to vote, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights regarding any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty
(60) nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any of the aforementioned actions.

        (b)    Record Date Not Fixed. If no record date is fixed:

        (1) The record date for determining shareholders entitled to notice of, or to vote at, a meeting of shareholders shall be the close of business on the business day next preceding the day on which notice is given or, if such notice is waived, at the close of business on the business day next preceding the day on which such meeting is held;

        (2) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting (see
               Section 4.16 of these Bylaws) when no prior action by the Board has been taken, shall be the day on which the first written consent is given; and

        (3) The record date for determining shareholders for any other purpose shall be the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth
               (60th) day prior to the date of such other action, whichever is later.

        (c) Record Date for Adjourned Meeting. A determination of shareholders of record entitled to notice of, or to vote at, a meeting of shareholders shall apply to any adjournment of such meeting unless the Board fixes a new record date for the adjourned meeting. However, the Board must fix a new record date if such meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

        (d) Rights of Shareholders of Record. Shareholders at the close of business on the record date are entitled to notice and to vote or to receive the dividend, distribution, or allotment or rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after such record date, except as otherwise provided by law, or in the Articles or by agreement.

                                   ARTICLE IV.
                             SHAREHOLDERS' MEETINGS

        Section 4.01. Place of Meetings. Meetings of shareholders shall be at any place within or without the State of California designated in the notice of the meeting or by resolution of the Board. In the absence of any such designation or resolution, shareholders meetings shall be held at the principal executive office of the corporation.

        Section 4.02.  Annual Meeting.

        (a) Date, Place and Time. The annual meeting of the shareholders shall be held at the principal executive office of the corporation at 10:00 a.m., on the first Wednesday in March in each year, if not a legal holiday, and if a legal holiday, on the next business day following; provided, however, any annual meeting may be adjourned as provided by these Bylaws. If the annual meeting of shareholders shall not be held on the date above specified, the Board shall cause a meeting in lieu thereof to be held as soon thereafter as convenient and, in any case, not later than sixty (60) days after the date designated above, and any business transacted, or election held, at such meeting shall be as valid as if transacted or held at the annual meeting. At the annual meeting directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders.

        (b) Adjournment. Any meeting of the shareholders may adjourn by the vote of a majority of the shares represented either in person or by proxy to another time or place or from day to day or time to time until the business of such meeting is completed or, if a quorum is not and was not present in person or by proxy, until a quorum shall attend. Any adjournment and the reason for it shall be recorded in the minutes of such meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

        (c) Failure to Hold. If there is a failure to hold an annual meeting for a period of sixty (60) days after the date designated therefor as provided in Paragraph (a) of this Section 4.02, any shareholder may apply to the superior court of the county in which the principal executive office of the corporation is located for an order compelling the corporation to hold such a meeting. The shares represented at the meeting so held, either in person or by proxy, and entitled to vote thereat shall constitute a quorum for the purpose of such a meeting, notwithstanding any provision of the Articles, these Bylaws, or the law to the contrary.

        Section 4.03.  Notice of Meetings.

        (a) Written Notice. Whenever shareholders are required or permitted to take any action at a meeting, a written notice of such meeting shall be given to each shareholder entitled to vote thereat, subject to the provisions of Paragraph (f) of this Section 4.03.

        (b) Method of Giving Notice of Meeting or Report. Notice of a shareholders' meeting or any report shall be given either personally or by first-class mail, postage prepaid, or other means of written communication, addressed to each shareholder at the address of such shareholder appearing on the books of the corporation or given by such shareholder to the corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office of the corporation is located. Such notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. If any notice or report addressed to any shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by United States Postal Service marked to indicate the United States Postal Service is unable to deliver to such shareholder such notice or report at such address, all future notices or reports shall be deemed to have been duly given without further mailing if such notice or report shall be available for such shareholder on written demand of such shareholder at the principal executive office of the corporation for a period of one (1) year from the date of giving to all other shareholders such notice or report.

        (c) Time of Notice. Notice of any meeting of the shareholders shall be sent by first-class mail to each shareholder entitled thereto not less than ten
(10) nor more than sixty (60) days before the date of such meeting; provided, however, at any time the corporation has outstanding shares held of record by five hundred (500) or more persons (determined by the provisions of Section 605 of the Code) on the record date for such shareholders' meeting, notice may be sent by third-class mail, if sent not less than thirty (30) days before the date of such meeting.

        (d) Contents of Notice. The notice of any meeting of the shareholders shall state the place, date, and hour of such meeting and: (1) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted; or (2) in the case of an annual meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders, but any proper matter may be presented at such meeting for such action; provided, however, any shareholder approval at a meeting, other than unanimous approval by those entitled to vote, pursuant to
Section 310 (relating to contracts and transactions between the corporation and any director or legal entity in which a director has a material financial interest (see Section 2.22 of these Bylaws)), Section 902 (relating to amendment of the Articles), Section 1201 (relating to reorganizations), Section 1900 (relating to voluntary dissolution), and Section 2007 (relating to voluntary dissolution) of the Code shall be valid only if the general nature of the proposal so approved was stated in the notice of such meeting or in any written waiver of notice. The notice of any meeting at which directors are to be elected must include the names of nominees intended at the time of such notice to be presented by the Board for election.

        (e) Notice of Adjourned Meeting. When a shareholders' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which such adjournment is taken; provided, however, if such adjournment is for more than forty-five (45) days, or if after such adjournment, a new record date is fixed for such adjourned meeting, notice of such adjourned meeting must be given to each shareholder of record entitled to vote at such meeting. At such adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

        (f) Waiver of Notice and Other Defects. The transactions of any meeting of shareholders, however called and noticed and wherever held, are as valid as though had at meeting duly held after regular call and notice, if a quorum (see
Section 4.05 of these Bylaws) is present either in person or by proxy and if, either before or after such meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents, and approvals must be filed with the corporate records or made a part of the minutes of such meeting. Except as provided in Paragraph (d) of this Section 4.03 and unless otherwise provided in the Articles, neither the business to be transacted nor the purpose of any regular or special meeting of shareholders must be specified in any written waiver of notice, consent to the holding of such meeting, or approval of the minutes of such meeting. Attendance by a person at any such meeting also constitutes a waiver of notice to such person, if such person fails to object at the beginning of such meeting to the transaction of business because such meeting was not called or convened lawfully, but such attendance does not constitute a waiver of the right to object to the consideration of matters required to be included in such notice but not so included, if the objection is expressly made at such meeting.

        Section 4.04.  Calling of Special Meetings.

        (a) Notice. On written request to the Chairman of the Board, if any, or the President, or a Vice President, or the Secretary by any person (other than the Board) entitled to call a special meeting of shareholders (see Paragraph (b) of this Section 4.04), the officer forthwith must cause to be given to the shareholders entitled to vote notice a meeting will be held at a time requested by the person or persons calling the meeting not less than thirty-five (35) nor more than sixty (60) days after receipt of such request. If such notice is not given within twenty (20) days after receipt of such request, the person or persons entitled to call such meeting may give such notice or that person or those persons may apply to the superior court of the county in which the principal executive office of the corporation is located for an order, after notice to the corporation giving the corporation an opportunity to be heard, summarily ordering the giving of notice of the requested special meeting or more than a majority of the shares entitled to vote at such meeting.

        (b) Persons Entitled to Call Special Meetings. Special meetings of the shareholders may be called by the Board, the Chairman of the Board, if any; the President; the Secretary and Chief Financial Office, acting jointly; the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting; or by any three (3) directors.

        Section 4.05.  Quorum of Shareholders.

        (a) Definition of Quorum. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders; provided, however, whenever shares are disqualified by law from voting on any matter, such shares shall not be considered outstanding for the determination of a quorum at any meeting to act on that matter pursuant to any other provision of law, the Articles, or these Bylaws. The provisions of this Section 4.05 notwithstanding, in no event shall a quorum consist of less than one third (1/3) of the shares entitled to vote at such meeting.

        (b) Loss of Quorum. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

        (c) Adjournment for Lack of Quorum. In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy, but no other business may be transacted, except as provided in Paragraph (b) of this Section 4.05.

        Section 4.06. Effect of Vote. If a quorum is present, the affirmative vote of the majority of the shares represented at a duly held meeting and entitled to vote on any matter at which a quorum is present (which shares voting affirmatively, also, constitute, at least, a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by law or the Articles, and except as provided in Paragraph (a) of Section 4.05 of these Bylaws; provided, however, whenever shares are disqualified by law from voting on any matter, such shares shall not be considered outstanding for the determination of the required vote to approve action on such matter pursuant to any other provision of law, or the Articles or these Bylaws.

        Section 4.07. Election of Directors. Elections for directors are not required to be by ballot unless a shareholder demands election by ballot at the meeting and before the voting begins. In any election for directors, the candidates receiving the highest number of votes of the shares entitled to be voted therefor up to the number of directors to be elected by such shares shall be elected.

        Section 4.08. Votes Per Share. Except as provided in Section 4.09 of these Bylaws and except as may otherwise be provided in the Articles, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of shareholders.

        Section 4.09. Voting Multiple Shares. Any holder of shares entitled to vote on any matter may vote part of such shares in favor of such matter and refrain from voting the remaining shares or vote such remaining shares against such matter other than elections to office, but, if a shareholder fails to specify the number of shares being voted affirmatively, it will be presumed conclusively such shareholder's approving is for all shares such shareholder is entitled to vote.

        Section 4.10. Cumulative Voting. Every shareholder entitled to vote at any election of directors may cumulate votes and give one (1) candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are entitled, or distribute such shares on the same principle among as many candidates as such shareholder shall determine to be appropriate. However, no shareholder shall be entitled to cumulate votes for any one (1) or more candidates (i.e., cast for any one (1) or more candidates a number of votes greater than the number of such shareholder's shares) unless such candidate's name or candidates names have been placed in nomination prior to the voting and such shareholder has given notice at the meeting prior to the voting of such shareholder's intention to cumulate votes. If any one (1) shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

        Section 4.11.  Voting of Shares by Fiduciaries, Minors, or Entities.

        (a) Voting Rights. The rights of the persons specified in this Section
4.11 to vote shares are governed by the provisions of this Section 4.11.

        (b) Personal Representative. Except as provided in Paragraph (i) of this
Section 4.11, shares held by an administrator, executor, guardian, conservator, or custodian may be voted by such holder, either in person or by proxy, without a transfer of such shares into such holder's name.

        (c) Trustee. Shares registered in the name of a trustee may be voted by such trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held without a transfer of such shares into such trustee's name.

        (d) Receiver. Shares registered in the name of a receiver may be voted by such receiver. Shares held by, or pursuant to the control of, a receiver may be voted by such receiver without such shares being transferred into such receiver's name, if authority to so vote such shares is contained in the court order appointing such receiver.

        (e) Pledgee. Subject to the provisions of Section 4.12 of these Bylaws and except where otherwise agreed in writing by and between the parties, a shareholder whose shares are pledged shall be entitled to vote such shares until such shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

        (f) Minor. Shares registered in the name of a minor may be voted and the corporation may treat all rights incident thereto as exercisable by such minor, in person or by proxy, whether or not the corporation has notice, actual or constructive, of the non-age, unless a guardian of such minor's property has been appointed and written notice of such appointment has been given to the corporation.

        (g) Attorney-in-Fact. If authorized to vote such shares by the provisions of the appropriate power of attorney by which the attorney-in-fact was appointed, shares held by, or in the control of, an attorney-in-fact may be voted and the corporation may treat all rights incident thereto as exercisable by such attorney-in-fact, in person or by proxy, without the transfer of such shares into the name of such attorney-in-fact.

        (h) Corporation. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxyholder as the bylaws of such other corporation may prescribe or, in the absence of such a provision, as the Board of Directors of such other corporation may determine or, in the absence of such determination, by the Chairman of the Board, President, or any Vice President of such other corporation, or by any other person authorized to do so by the Chairman of the Board, President or any Vice President of such other corporation. Shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the persons signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the foregoing provisions, unless the contrary is shown.

        (i) Subsidiary. Shares of the corporation owned by any subsidiary of the corporation shall not be entitled to vote on any matter.

        (j) Corporate Fiduciary. Shares held by the corporation in a fiduciary capacity, and shares of the corporation held in a fiduciary capacity by any subsidiary of the corporation, if any, shall not be entitled to vote on any matter, except to the extent the settlor or beneficial owner possesses and exercises a right to vote or to give the corporation binding instructions how to vote such shares, or where there are one (1) or more co-trustees who are not affected by the prohibition of this Paragraph (j), in which case such shares may be voted by such co-trustees as if such co-trustees were the sole trustee.

        (k) Shares in Names of Two or More Persons. If shares are registered in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote pursuant to a shareholder's voting agreement, or otherwise, or if two (2) or more persons (including proxyholders) have the same fiduciary relationship regarding the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing such persons or creating the relationship wherein such relationship is so provided, the acts of such persons regarding voting of such shares shall have the following effects:

        (1)    If only one (1) person votes, such act obligates all;

        (2) If more than one (1) person vote, the act of the majority so voting obligates all; or

        (3) If more than one (1) person vote, but such vote is split evenly on any particular matter, each fraction may vote such shares proportionately.

If the instrument so filed or the registration of such shares indicates any such tenancy is held in unequal interests, a majority or even split for the purpose of the above shall be a majority or even split in interest.

        Section 4.12.  Proxies.

        (a) Authorization. Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares. Except as otherwise provided by written agreement between the parties, the record holder of shares which a person holds as pledgee or otherwise as security or which belongs to another person must issue to the pledgor or to the owner of such shares, on demand therefor and payment of necessary expenses thereof, a proxy to vote or take other action thereon.

        (b) Presumptive Validity. Any proxy purporting to be executed in accordance with this Section 4.12 shall be valid presumptively.

        (c) Duration of Proxy. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in such proxy. Every proxy shall continue in full force and effect until revoked by the person executing such proxy prior to the vote pursuant thereto, except as provided in Paragraphs (f) and (g) of this Section 4.12. The dates contained on the forms of proxy shall determine presumptively the order of execution thereof, regardless of the postmark dates on the envelopes in which such forms of proxy are mailed.

        (d) Death or Incapacity of Maker. A proxy is not revoked by the death or incapacity of the maker thereof, unless (except as provided in Paragraph (f) of this Section 4.12), before the vote is counted, written notice of such death or incapacity is received by the corporation.

        (e) Revocation of Proxy. Revocation of a proxy is effected by a writing delivered to the corporation stating such proxy is revoked or by a subsequent proxy executed, or by attendance at the meeting and voting in person, by the person executing such proxy.

        (f) Proxy Providing for Irrevocability. A proxy which states such proxy is irrevocable is irrevocable for the period specified therein (notwithstanding paragraph (d) of this Section 4.12) when such proxy is held by any of the following or a nominee of any of the following:

        (1)    a pledgee;

        (2) A person who has purchased or agreed to purchase or holds an option to purchase the shares described by such proxy or a person who has sold a portion of such person's shares in the corporation to the maker of such proxy;

        (3) A creditor or creditors of the corporation or a shareholder who extended or continued credit to the corporation or such shareholder in consideration of such proxy, if such proxy specifies such proxy was given in consideration of such extension or continuation of credit and the name of the person so extending or continuing credit;

        (4) A person who has contracted to perform services as an employee of the corporation, if a proxy is required by the contract or employment, and if such proxy states such proxy was given in consideration of such contract of employment, the name of the employee, and the period for which such employment was contracted;

        (5) A beneficiary of a trust with respect to shares held by such trust; and

        (6)    A person designated by, or pursuant to, an agreement pursuant to
               Section 706 of the Code, relating to a voting agreement between shareholders (see Paragraph (a) of Section 4.13 of these Bylaws).

In addition, a proxy may be made irrevocable (notwithstanding Paragraph (d) of this Section 4.12), if such proxy is given to secure the performance of a duty or to protect a title, either legal or equitable, until the happening of events which, by the terms of such proxy, discharge the obligations secured by such proxy.

        (g) Validity of Proxies. Subject to the provisions of the Articles or any law, statute, or regulation to the contrary, in the event of a proxy contest involving the solicitation of proxies for any annual or special meeting of the shareholders for rival candidates or opposing or proposing action proposed or opposed, as the case may be, by another group of shareholders soliciting proxies, the following presumptions shall be followed in determining the authenticity or validity of proxies filed with the corporation:

        (1) Proxies bearing no handwritten or handprinted signature are presumptively invalid, except facsimile signatures may be accepted from securities brokers or dealers and by banks and trust companies, and such facsimile signatures are presumptively valid in the absence of evidence of lack of authenticity or authorization;

        (2) Proxies are presumptively valid whether or not dated and whether signed in either pencil or ink and whether or not there are slight changes or variations in spelling as between the registered name of the shareholder and such shareholder's written signature provided the name as signed is phonetically similar to the name as registered;

        (3) The addition of an address different from that appearing on the record of shareholders or the addition or omission of titles such as "Mr.," "Mrs.," "Miss," "Ms.," or "Dr." shall not invalidate a proxy;

        (4) A proxy shall be presumed valid in the event initials are substituted for the first or middle names of the registered holders or where the names are used in the signature and only initials appear in the record of shareholders, and names or initials may be added or omitted or substituted for the first or middle initial of a name;

        (5) The addition or omission of "Jr." or "Sr." or roman or arabic numerals after the signature shall not render a proxy presumptively invalid. However, the substitution after the signature of "Jr." for "Sr." or roman or arabic numerals which are different from those appearing in the record of shareholders shall render the proxy presumptively invalid;

        (6) A proxy signed in the shareholder's name by a person other than such shareholder is presumptively invalid in the absence of evidence the signer was authorized to act for such shareholder. Proxies executed by trustees, pledgees, fiduciaries, guardians, administrators or executors, signed in their own names and indicating the capacity in which they make the proxy are presumptively valid notwithstanding the shares are not registered in their names in the record of shareholders. If the vote offered by the proxy of any such person is challenged, it shall be the duty of the proxy holder to establish the authority of the maker;

        (7) If the shares are registered in the name of a trustee, pledgee, fiduciary, guardian, executor, or administrator in the record of shareholders, the proxy of such a person shall be presumptively valid regardless of the addition or omission of wording in the proxy designating such capacity;

        (8) Proxies for shares registered in the name of a partnership are presumptively valid, if signed in the partnership name only, or by one (1) of the partners whose name appears in the partnership name, or by a general partner or other person indicating on the proxy such person has authority to execute such proxy;

        (9) Proxies representing shares registered in the name of a corporation, unincorporated association, or other organization or entity are presumptively valid, if signed in the registered name or by a person purporting to act with such authority;

        (10) If more than one (1) proxy is executed by a stockbroker, dealer, or other custodian, all such proxies are presumptively valid and shall be considered applicable to different shares registered in the name of the proxy maker; provided, however, the total number of proxies does not exceed the total number of shares standing in the maker's name, and if such be the case, the first proxy filed after proxies have been issued for all of the shares registered in the maker's name shall revoke the first proxy filed by the maker and subsequent proxies shall be treated accordingly, and provided no proxy executed by such a maker revokes specifically the prior proxies by specific language in addition to that appearing on the proxy forms; and

        (11) If a proxy bears a legible date, such proxy will be presumed to have been executed on such date. If the proxy bears no legible date such proxy will be presumed to have been executed on the date of the postmark of the envelope in which such proxy was transmitted, and in the absence of evidence of such a postmark, such proxy will be presumed to have been executed on the date such proxy was received by the corporation.

Insofar as such votes are not clearly inconsistent with any law, regulation, article, bylaw, resolution, or other pertinent matter, votes representing all of the shares of the corporation are presumptively valid. If evidence to the contrary is presented, the burden of proving the invalidity shall be upon the person offering such evidence.

Notwithstanding the presumptions of validity or invalidity of a proxy or such proxy's execution contained herein, evidence of actual validity or invalidity may be accepted or rejected in determining the question of validity in the discretion of the Chairman of the Board, if any, the President or the Secretary, or inspectors of election. The amount of evidence for or against validity, also, shall be in the discretion of the Chairman of the Board, if any, the President or the Secretary, or inspectors of election. However, nothing contained herein shall be construed to require investigation or a request for additional information or evidence prior to or after the determination to accept or reject the vote.

        (h) When Irrevocable Proxy is Revocable. Notwithstanding the period of irrevocability specified in a proxy as provided in Paragraph (f) of this Section 4.12, such proxy becomes revocable when the pledge is redeemed, the option or agreement to purchase is terminated, the seller no longer owns any shares of the corporation or dies, the debt of the corporation or the shareholder is paid, the period of employment for which, provision is made in the contract of employment has terminated, the person ceases to be a beneficiary of the trust, or the agreement pursuant to Section 706 of the Code has terminated.

A proxy may be revoked, notwithstanding any provision making such proxy irrevocable, by a transferee of the shares described in such proxy without knowledge of the existence of such provision unless the existence of such proxy and such proxy's irrevocability appears, in the case of certified securities, on the certificate representing such securities, or in the case of uncertificated securities, on the initial transaction statement and written statements.

        (i) Form of Proxy or Written Consent. Any form of proxy or written consent (see Section 4.17 of these Bylaws) distributed to ten (10) or more shareholders, if the outstanding shares are held of record by one hundred (100) or more persons, as determined pursuant to the provisions of Section 605 of the Code, must provide the opportunity on such form of proxy or written consent to specify a choice between approval and disapproval of each matter or group of related matters intended to be acted on at the meeting for which such proxy is solicited or by such written consent, other than elections to office, and must provide, subject to reasonable specified conditions, where the person solicited specifies a choice with respect to any such matter, the shares described in such proxy or written consent will be voted in accordance therewith.

Every form of proxy or written consent, which provides an opportunity to specify approval or disapproval with respect to any proposal, must also contain an appropriate space marked "abstain," whereby a shareholder may indicate a desire to abstain from voting such shareholder's shares described in such proxy or written consent for a particular proposal. A proxy marked "abstain" by such shareholder with respect to a particular proposal shall not be voted either for or against such proposal. In any election of directors, any form of proxy in which the directors to be voted on are named therein as candidates and which is marked by a shareholder "withhold" or otherwise marked in a manner indicating the authority to vote for the election of directors is withheld shall not be voted for the election of any director.

Failure to comply with this Paragraph (i) does not invalidate any corporate action taken, but may be the basis for challenging any proxy at a meeting and any shareholder may sue in the superior court of the county in which the principal executive of the corporation is located to compel compliance therewith.

        (j) Directors' Determination of Execution and Use of Proxies. The Board, in advance of any annual or special meeting of the shareholders, may prescribe additional regulations concerning the manner of execution and filing of proxies, and the validation of the same, which are intended to be voted at any such meeting.

        Section 4.13.  Voting Agreement and Trust.

        (a) Any two (2) or more shareholders, in a written agreement signed by such shareholders, may provide, in exercising any voting rights, the shares held by such shareholders shall be voted as provided in such agreement, or as such shareholders may agree, or as determined in accordance with a procedure agreed on by such shareholders, and such shareholders may transfer the shares specified in such agreement to a third party or parties with authority to vote such shares in accordance with the terms of such agreement. However, such agreement shall terminate if and when the corporation ceases to be a close corporation, except if such agreement so provides, such agreement shall continue to the extent such agreement is enforceable apart from the above provisions.

        (b) Voting Trust. Shares may be transferred by written agreement to trustees in order to confer on such trustees the right to vote and otherwise represent such shares for such period of time, not exceeding ten (10) years, as may be specified in such agreement. At any time within two (2) years prior to the time of expiration of any voting trust agreement as originally fixed or as last extended as provided in this paragraph, one (1) or more beneficiaries identified by the provisions of such voting trust agreement, by written agreement and with the written consent of the voting trustee or trustees, may extend the duration of such voting trust agreement with respect to the shares of such beneficiaries for an additional period not exceeding ten (10) years from the expiration date of the trust as originally fixed or as last extended as provided in this paragraph. A duplicate of such voting trust agreement and any extension thereof must be filed with the Secretary and shall be open to inspection by a shareholder, a holder of a voting trust certificate, or the agent of either, on the same terms as the record of shareholders is open to inspection.

        (c) Effect of Section. This section of the Bylaws is not intended to validate any voting or other agreement among shareholders or any irrevocable proxy meeting the requirements of Paragraph (f) of Section 4.12 of these Bylaws.

        Section 4.14.  Inspectors of Election.

        (a) Appointment. In advance of any meeting of shareholders, the Board may appoint inspectors of election to act at such meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy must, appoint inspectors of election (or persons to replace those who so fail or refuse) at such meeting.

        (b) Number. The number of inspectors shall be either one (1) or three
(3). If the inspector or inspectors are appointed at a meeting on the request of one (1) or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one (1) or three (3) inspectors are to be appointed.

        (c) Duties. The inspector or inspectors of election shall:

        (1) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

        (2)    Receive votes, ballots, or consents;

        (3) Hear and determine all challenges and questions regarding the right to vote;

        (4)    Count and tabulate all votes or consents;

        (5)    Determine when the polls shall close;

        (6)    Determine the result of the election;

        (7) Do such acts as may be proper to conduct the election or vote with fairness to all shareholders; and

        (8) Perform his or their duties impartially, in good faith, to the best of his or their ability and as expeditiously as is practical.

        (d) Decision, Act, or Certificate. If there are three (3) inspectors of election, the decision, act, or certificate of a majority is effective in all respects as the decision, act, or certificate of all inspectors. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated in such report or certificate.

        Section 4.15. Conduct of Meetings. Shareholders, meetings shall be presided over by the President or, in his absence, by any Vice President, or, if no such officer is present, by a chairman chosen at the meeting by a majority of the voting shares represented in person or by proxy. The Secretary or, in his absence, an Assistant Secretary, or, if no such officer is present, a person designated by the presiding officer, shall act as Secretary of the meeting. The precedence of, and procedure on, motions and other procedural matters at such meetings shall be governed by Robert's Rules of Order insofar as such rules are not inconsistent with the Law, the Articles, or with these Bylaws.

        Section 4.16. Order of Business. The order of business at all annual meetings, and so far as practicable at special meetings, of the shareholders shall be as follows:

        (1)    Call to order;

        (2)    Proof of due notice of the meeting by the Secretary;

        (3)    Roll call;

        (4)    Presentation and examination of proxies;

        (5)    Announcement of a quorum;

        (6) Reading, or waiver thereof, and approval of the minutes of the previous meeting;

        (7)    Announcements;

        (8)    Reports of officers;

        (9)    Reports of committees;

        (10)   Election of directors;

        (11)   Old, or unfinished, business;

        (12)   New business; and

        (13)   Adjournment.

        Section 4.17.  Action Without a Meeting.

        (a) When Authorized. Unless otherwise provided in the Articles, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize such vote at a meeting at which all shares entitled to vote thereon were present and voted; provided, however, directors may not be elected by written consent except by the unanimous written consent of all shares entitled to vote for the election of directors.

        (b) Notice of Shareholders Approval. Unless the consents of all shareholders entitled to vote have been solicited in writing, notice to those shareholders entitled to vote who have not consented in writing must be given as follows:

        (1) Notice of any shareholder approval pursuant to Section 310 (relating to contract or transaction between a corporation and such corporation's directors or legal entity in which one or more of such corporation's directors has a material financial interest (see
               Section 2.22 of these Bylaws)), Section 317 (regarding indemnification by a corporation of such corporation's directors, officers, employees, or agents because of court, administrative, or investigative proceedings (see Sections 2.24 to 2.31, inclusive, of these Bylaws)), Section 1201 (regarding a plan of distribution on dissolution) of the Code without a meeting by less than unanimous written consent must be given, at least, ten
               (10) days before the consummation of the action authorized by such approval; and

        (2) Prompt notice must be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent.

Paragraph (b) of Section 4.03 of these Bylaws, relating to the method of giving notice, applies to the notice provided by this Section 4.17.

        (c) Revocation of Consent. Any shareholder giving a written consent, or such shareholder's proxyholder, or a transferee of such shareholder's shares, or a personal representative of such shareholder, or the respective proxyholders of those persons, may revoke such consent by a writing received by the corporation prior to the time written consents of the number of shares required to authorize the proposed action have been filed with the Secretary, but may not do so thereafter. Such revocation is effective on the date of receipt by the Secretary of such revocation.

                                   ARTICLE V.
                                    OFFICERS

        Section 5.01. Number and Titles. The officers of the corporation shall be a President, a Vice President, a Secretary, and a Chief Financial Officer. The corporation, also, may have, at the discretion of the Board, a Chairman of the Board, a Vice Chairman of the Board, one or more additional Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section
5.03 of this Article V. One person may hold two (2) or more offices, except one person may not be both President and Vice President or both President and Secretary. In the Board's discretion, the Board may leave unfilled for any period the Board may determine any office except the offices of President, Secretary and Chief Financial Officer.

        Section 5.02. Appointment. The officers of the corporation, except such officers as may be appointed in accordance with provisions of Section 5.03 or
Section 5.05 of this Article V, shall be chosen annually by the Board and each shall hold office until his successor shall be appointed or until he shall resign, be removed from office as provided in Section 5.04 of this Article V, or become otherwise disqualified to serve.

        Section 5.03. Other Officers. The Board may appoint such other officers as may be necessary to enable the corporation to sign instruments and share certificates. Each such officer shall hold office for such period, have such authority, and perform such duties as the Board, by resolution, may from time to time determine.

        Section 5.04. Removal and Resignation. Any officer may be removed, either with or without cause, subject to any rights of such officer pursuant to any employment contract with the corporation, by the vote of the Board at any regular or special meeting of the Board or by the unanimous written consent of the directors then in office without meeting. Any officer may resign at any time without prejudice to any rights of the corporation pursuant any contract to which such officer is a party by giving written notice to the Chairman of the Board, if any, or to the President, or to the Secretary of the corporation. Any such resignation shall take effect on the date such notice is received unless a later effective date is specified therein, in which case such resignation is effective on the specified date. Unless otherwise specified in said notice, acceptance of such resignation by the Board shall not be necessary to make such resignation effective. Resignation from office, however, does not ipso facto constitute resignation from the Board.

        Section 5.05. Vacancies. If the office of the President, Secretary, or Chief Financial Officer becomes vacant by reason of death, resignation, removal, or otherwise, the Board shall forthwith fill such vacancy by appointing a successor officer who shall hold such office for the unexpired term. If any other office becomes vacant, the Board, in the Board's discretion, may leave such office unfilled for such period as the Board may determine or the Board may appoint a successor officer to fill the vacancy as in this Section 5.05 provided.

        Section 5.06. Chairman of the Board. The Chairman of the Board, if there be such an officer and, if present, shall preside at all meetings of the Board and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board or prescribed by law or by these Bylaws. When so directed by the Board, that Chairman, with the Secretary or Assistant Secretary, if any, or the Chief Financial Officer or Assistant Treasurer, if any, shall sign all share certificates and such signatures on such certificates may be facsimiles.

        Section 5.07. President. Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board, if there be such an officer, the President shall be the chief executive officer of the corporation and, except as otherwise provided in these Bylaws, shall have general supervision, direction, and control of the business and officers of the corporation; the general powers and duties of management usually vested in the office of President of a corporation; and such other powers and duties as may be prescribed by the Board or by these Bylaws. Within this authority, and in the course of his duties, the President shall:

        (a) Meetings. Preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, if any, at all meetings of the Board, and shall be ex officio a member of all Board committees.

        (b) Share Certificates. Except when otherwise directed by the Board, sign, with the Secretary or an Assistant Secretary, if any, or the Chief Financial Officer or an Assistant Treasurer, if any, all share certificates of the corporation and the President's signature on such certificates may be facsimile.

        (c) Instruments. Sign corporate instruments on behalf of the corporation as provided in Section 6.02 of these Bylaws.

        (d) Hire and Fire Employees. Subject to direction from the Board, appoint and remove, employ and discharge, and prescribe the duties and fix the compensation of all agents and employees of the corporation other than the duly appointed officers. These functions, however, may be delegated by the President, or the Board, to specified persons in the various levels of management of the corporation.

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

        (e) Voting Shares of Other Corporations. Unless otherwise directed by the Board and subject to the Board's control, attend in person and, unless prohibited by law, act and vote, on behalf of the corporation, at all meetings of the shareholders of any other corporation in which the corporation holds shares.

        5.08. Vice President. In the absence or disability of the President, the Vice President, or the Vice Presidents if there are more than one (1) in order of their rank as fixed by the Board or, if not ranked, the Vice President designated by the Board, shall have all the powers of, and be subject to all the restrictions on, the President. The Vice President or Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed by the Board or by these Bylaws.

        Section 5.09.  Secretary.  The Secretary shall:

        (a) Seal. Have custody of the corporate seal and shall affix such seal to all corporate instruments in all appropriate circumstances.

        (b) Records, Reports, and Statements. Have custody of the records of the corporation and make certain the books, reports, statements, certificates, and all other documents and records required by law are kept and filed properly.

        (c) Notices. Make certain all notices are duly given in accordance with the provisions of these Bylaws or as required by law. In case of the Secretary's absence, disability, or neglect or refusal to act, such notices may be given and served or caused to be served by an Assistant Secretary, if any, or by the President or a Vice President, or by the Board.

        (d) Minutes. Act as Secretary at all meetings of shareholders and of the Board and record, or cause to be recorded, in the minute book of the corporation all actions taken at such meetings. In case of the Secretary's absence, disability, or neglect or refusal to act, this duty may be performed by an Assistant Secretary, if any, or such other person as may be appointed by the person presiding at any such meeting.

        (e) Minute Book. Keep in a book to be kept for that purpose written minutes of the proceedings of the shareholders, Board and Board committees which book shall be kept at the principal executive office of the corporation.

        (f) Articles of Incorporation. Keep in a minute book of the corporation the original or a copy of the Articles, certified by the Secretary of State, with all amendments thereof to date.

        (g) Bylaws. Keep at the corporation's principal executive office the original or a copy of these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during usual business hours.

        (h) Record of Shareholders. Keep at the corporation's principal executive office a record of the corporation's shareholders, or if the record is kept at the office of the corporation's transfer agent or registrar, a duplicate record of such shareholders specifying the names and addresses of all


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



such shareholders and the number and class of shares held by each such shareholder.

        (i) Certify Records. When requested to do so by the Board, or any director individually, or Board committee, or the President or other officer of the corporation, or when so required by law, certify as a true copy a copy of the Bylaws of the corporation, or of the minutes of any meeting of the incorporators, shareholders, directors, Board committee, or other, or of any resolution adopted by the Board, a Board committee, or the shareholders. This duty may be performed by any Assistant Secretary, if any.

        (j) Share Certificates. Sign, with the Chairman of the Board, if any, or the President or Vice President, all share certificates of the corporation. In lieu of signing by the Secretary, such certificates may be signed by an Assistant Secretary, if any, or by the Chief Financial Officer or by an Assistant Treasurer, if any, of the corporation and such signatures on such certificates may be facsimiles.

        (k) Exhibit Record of Shareholders. Exhibit during usual business hours for inspection and copying the record of shareholders:

        (1) To any shareholder or shareholders holding, at least, five percent (5%) in the aggregate of the outstanding, voting shares of the corporation on five (5) business days prior written demand on the corporation; and

        (2) To any shareholder or holder of a voting trust certificate on written demand on the corporation for a purpose reasonably related to such holder's interests as a shareholder or holder of a voting trust certificate.

Any inspection and copying pursuant to the provisions of this Paragraph (k) may be made in person or by agent or by attorney.

        (l) Exhibit Minutes to Shareholder. On the written demand on the corporation of any shareholder or holder of a voting trust certificate, exhibit for inspection, at any reasonable time during usual business hours, to such shareholder or holder of such voting trust certificate for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate, or to such holder's agent or attorney, the minutes of any proceedings of the shareholders, the Board, or Board committee, and any accounting books and records in the Secretary's custody.
This right of inspection includes the right to copy and make extracts.

        (m) Exhibit Records to Director. Exhibit, at any reasonable time, to any director who so requests, or to such director's agent or attorney, for inspection any and all books, records, and documents of every kind of the corporation which by these Bylaws the Secretary is charged with maintaining and keeping or which are in the Secretary's custody. This right of inspection includes the right to copy and make extracts.

        (n) Other Duties. Perform any and all other functions and duties that may be specified in other sections of these Bylaws, and, in general, perform all the duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned by the Board.

        (o) Absence of Secretary. In case of the Secretary's absence, disability, or refusal or


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



neglect to act, an Assistant Secretary, if any, or if there be none, the Chief Financial Officer acting as Assistant Secretary may perform all of the functions and duties of the Secretary. In case of the absence, disability, or refusal or neglect to act of such Assistant Secretary or Chief Financial officer, as the case may be, as well as of the Secretary, then any person authorized by the President or Vice President or by the Board shall perform the functions and duties of the Secretary.

        Section 5.10. Assistant Secretary. If the Board appoints one (1) or more Assistant Secretaries, then, at the request of the Secretary or in case of the Secretary's absence or disability, the Assistant Secretary, or, if there is more than one (1), the Assistant Secretary designated by the Secretary, shall perform all the duties of the Secretary, and when so acting shall have all the powers of, and be subject to all the restrictions on, the Secretary. The Assistant Secretary or Assistant Secretaries, also shall perform such other duties as from time to time may be assigned to them by the Board or by the Secretary.

        Section 5.11. Chief Financial Officer. The Chief Financial Officer shall:

        (a) Funds - Custody and Deposit. Have charge and custody of, and be responsible for, all funds and securities of the corporation, and deposit all such funds and securities in the name of the corporation in such banks, trust companies, or other depositories as shall be selected by the Board.

        (b) Funds - Receipt. Receive, and give receipt for, monies due and payable to the corporation from any source whatever.

        (c) Funds - Disbursement. Disburse or cause to be disbursed, the funds of the corporation as may be directed by the Board, taking proper vouchers for all such disbursements.

        (d) Maintain Accounts. Keep and maintain adequate and correct books and records of account either in written form or in any other form capable of being converted into written form.

        (e) Reports to President and Directors. Furnish to the President and directors, whenever requested by them, an account of all transactions as Chief Financial Officer and of the financial condition of the corporation.

        (f)    Financial Reports to Shareholders.

        (1) Prepare, or cause to be prepared, the balance sheet, income statement, and statement of changes in the corporation's financial position for the fiscal year to be included in the annual report, if any, to shareholders and either cause such financial reports to be accompanied by any report of independent accountants regarding such financial statements or, if there is no such report, certify such financial reports were prepared without audit from the books and records of the corporation;

        (2) On the written request of any shareholder or shareholders holding, at least, five percent (5%) of the outstanding shares of any class prepare, or cause to be prepared, and deliver or mail to the person(s) making such request within thirty (30) days after the date of such request an income statement of the corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than thirty (30) days prior to the date of such request and a balance sheet of the corporation as of the end


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


               of such period and, in addition, if no annual report for the last fiscal year was sent to shareholders, the financial statements required by Sub-Paragraph (1) of this Paragraph (f);

        (3) Keep on file in the corporation's principal executive office for a period of twelve (12) months a copy of the financial statements described in Sub-Paragraph (2) of this Paragraph (f) and exhibit such financial statements at all reasonable times to any shareholder demanding an examination thereof or mail a copy of such financial statements to such shareholder;

        (4) Either cause the quarterly income statements and balance sheets referred to in Sub- Paragraph (2) of this Paragraph (f) to be accompanied by the report of independent accountants retained by the corporation regarding such financial statements or, if there is no such report, certify such financial statements were prepared without audit from the books and records of the corporation; and

        (5) Prepare the financial statements described in this Paragraph (f), or have such financial statements prepared, in accordance with generally accepted accounting principles applied on a consistent basis.

        (g) Exhibit Accounts to Shareholders. On the written demand on the corporation of any shareholder or holder of a voting trust certificate, exhibit for inspection, at any reasonable time during usual business hours, to such shareholder or holder of such voting trust certificate, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate, or to such holder's agent or attorney, any or all of the accounting books and records of the corporation. This right of inspection includes the right to copy and make extracts.

        (h) Exhibit Accounts to Directors. Exhibit for inspection at any reasonable time, to any director of the corporation who so requests, or to such director's agent or attorney, any and all books, records and documents of every kind which the Chief Financial Officer is charged by these Bylaws with maintaining or keeping or which are in the custody of the Chief Financial Officer. This right of inspection includes the right to copy and make extracts.

        (i) Bond. If required by the Board or the President, give to the corporation a bond in an amount, with one or more sureties or a surety company, satisfactory to the Board, for the faithful performance of the duties as Chief Financial Officer and for the restoration to the corporation, in the event of the Chief Financial Officer's death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the possession of or in the control of the Chief Financial officer and which belong to the corporation.

        (j) Share Certificates. Sign, with the Chairman of the Board, if any, or the President or a Vice President, all share certificates of the corporation. In lieu of signing by the Chief Financial Officer, such certificates may be signed by an Assistant Treasurer, if any, or by the Secretary or by an Assistant Secretary, if any, of the corporation. Signatures on such certificates may be facsimiles.

        (k) Other Duties. Perform any and all other functions and duties required of the Chief Financial Officer that may be specified in other sections of these Bylaws and, in general, perform all the duties incident to the office of Chief Financial Officer of a corporation and such other duties as from time to time may be assigned by the Board.

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


        (l) Absence of Chief Financial Officer. In case of the Chief Financial Officer's absence, disability, or refusal or neglect to act, an Assistant Treasurer, if any, or if there be none, the Secretary acting as Assistant Treasurer, may perform all of the functions and duties of the Chief Financial Officer. In case of the absence, disability, or refusal or neglect to act of such Assistant Treasurer or Secretary, as the case may be, as well as of the Chief Financial Officer, then any person authorized by the President or Vice President or by the Board shall perform the functions and duties of the Chief Financial Officer.

        Section 5.12. Assistant Treasurer. If the Board appoints one or more Assistant Treasurers, and if so required by the Board, each such Assistant Treasurer shall give a bond for the faithful discharge of his respective duties in such amounts, and with such sureties, as the Board shall require. At the request of the Chief Financial Officer, or in case of the Chief Financial Officer's absence or disability, the Assistant Treasurer, or, if there is more than one, the Assistant Treasurer designated by the Chief Financial Officer or, in the absence of such designation, by the Board, shall perform all the duties of the Chief Financial Officer and, when so acting, shall have all the powers of, and be subject to all the restrictions on, the Chief Financial Officer. The Assistant Treasurer or Assistant Treasurers, also, shall perform such other duties as may from time to time be assigned by the Board or by the Chief Financial Officer.

        Section 5.13. Compensation. The officers of the corporation shall receive such compensation as shall be fixed from time to time by the Board and no officer shall be prevented from receiving such compensation by reason of the fact, if such be the case, such officer, also, is a director of the corporation.

                                   ARTICLE VI.
                  EXECUTION OF INSTRUMENTS AND DEPOSIT OF FUNDS

        Section 6.01. Limitations. Except as otherwise provided in these Bylaws, the Board, by duly adopted resolution, may authorize any officer or agent of the corporation to enter into any contract, or to execute and deliver any instrument, in the name, and on behalf, of the corporation. Such authorization may be general or may be confined to specified purposes. Unless so authorized expressly, no officer, agent, or employee shall have any power or authority to obligate the corporation by any contract or engagement or to pledge the corporation's credit or to render the corporation liable pecuniarily for any purpose or in any amount.

        Section 6.02. Execution of Instruments and Papers. Unless otherwise expressly required by the Board or by law, deeds and other conveyances, promissory notes, deed of trust, mortgages, and other evidences of indebtedness of the corporation, and share certificates shall be executed, signed, or endorsed, as the case may be, by the Chairman of the Board, if any, or by the President or a Vice President of the corporation and by the Chief Financial Officer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the corporation. Only signatures on share certificates may be facsimiles.

        Section 6.03. Signing of Checks. All checks, drafts, or other orders for the payment of money issued in the name of the corporation shall be signed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board.


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



        Section 6.04.  Deposit and Withdrawal of Funds.

        (a) Deposit of Funds. All funds of the corporation, including all checks, drafts, or other orders for the payment of money payable to the corporation, shall be deposited by the Chief Financial Officer from time to time to the credit of the corporation with such banks, trust companies, or other depositories as the Board may select or as may be selected by any Board committee, officer, or agent of the corporation to whom such power may be delegated by the Board from time to time. All checks, drafts, or other orders for the payment of money requiring endorsement by the corporation before deposit shall be endorsed "for deposit only" by handstamped impression in the name of the corporation.

        (b) Withdrawal of Funds. The withdrawal of funds from any such account may be made only by check signed as provided in Section 6.03 of this Article VI.

                                  ARTICLE VII.
                    ISSUANCE OF SHARES AND SHARE CERTIFICATES

        Section 7.01.  Authority to Issue.

        (a) Types of Shares. The corporation may issue one or more classes or series of shares or both, with full, limited, or no voting rights and with such other rights, preferences, privileges, and restrictions as are stated or authorized in the Articles. However, no denial or limitation of voting rights shall be effective unless at the time one (1) or more classes or series of outstanding shares or debt securities, singly or in the aggregate, are entitled to full voting rights; and no denial or limitation of dividend or liquidation rights shall be effective unless at the time one (1) or more classes or series of outstanding shares, singly or in the aggregate, are entitled to unlimited dividend and liquidation rights.

        (b) Equality of Rights. All shares of any one (1) class shall have the same voting, conversion, redemption and other rights, preferences, privileges, and restrictions, unless such class is divided into series. If a class is divided into series, all the shares of any one (1) series shall have the same voting, conversion, redemption and other rights, preferences, privileges, and restrictions.

        (c) Consideration. Shares may be issued for such consideration as is determined from time to time by the Board, consisting of any or all of the following:

        (1)    Money paid;

        (2)    Labor performed;

        (3) Services actually rendered to the corporation or for the benefit of the corporation or in the formation or the reorganization of the corporation;

        (4)    Debts or securities canceled; and

        (5) Tangible or intangible property actually received either by the corporation or by any wholly owned subsidiary of the corporation.


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



Neither promissory notes of the purchaser (unless adequately secured by collateral other than the shares acquired or unless permitted by Section 7.06 of this Article VII) nor future services shall constitute payment or part payment of shares of the corporation.

When shares are issued for any consideration, other than money, the Board must state by resolution the Board's determination of the fair value of the consideration to the corporation in monetary terms. In the absence of fraud in the transaction, the judgment of the Board as to the value of the consideration for shares shall be conclusive.

        (d) Share Dividend; Reclassification of Shares. Shares, also, may be issued as a share dividend or pursuant to a stock split, reverse stock split, reclassification of outstanding shares for shares of another class, conversion of outstanding shares into shares of another class, exchange of outstanding shares for shares of another class, or any other change affecting outstanding shares.

        (e) Compliance with Securities Law. The corporation shall not offer to sell or sell any security issued by the corporation, whether or not by underwriters, until such offer or sale has been qualified by the California Commissioner of Corporations ("Commissioner") as required by the California Securities Law and the rules and regulations of the Commissioner, unless such security or transaction is exempted from such qualification and, in such case, there has been compliance with the applicable statutes, rules and regulations.

        (f) Payment for Shares. Every subscriber for shares and every person to whom shares are issued originally shall be liable to the corporation for the full consideration agreed to be paid for such shares. The full agreed consideration shall be paid prior to, or concurrently with, the issuance of such shares, unless such shares are issued as partly paid pursuant to Section 7.03 of this Article VII, in which case the consideration shall be paid in accordance with the agreement of subscription or purchase.

        (g) Shares as Deemed Fully Paid. Except as provided in Section 7.03 of this Article VII, shares issued as provided in Paragraphs (c) and (d) of this
Section 7.01 shall be declared and taken to be fully paid stock and not liable for any further call, nor shall the holder thereof be liable for any additional payments pursuant to the provisions of the Law.

        Section 7.02. Fractional Shares. The corporation shall not issue fractions of a share either originally or on transfer, but, in connection with the original issuance of shares, shall pay in cash the fair value, as determined by the Board, of fractions of a share as of the time when those persons entitled to receive such fractions are determined; provided, however, the corporation shall not pay cash for fractional shares if such action would result in the cancellation of more than ten percent (10%) of the outstanding shares of any class.

        Section 7.03.  Partly Paid Shares.

        (a) Authority to Issue. The corporation, if the Board so determines, may issue the whole or any part of the corporation's shares as partly paid and subject to call for the remainder of the consideration to be paid for such shares. If shares are so issued, the corporation, on the declaration of any dividend on fully paid shares, shall declare a dividend on partly paid shares of the same class, but only in an amount which is calculated by multiplying the amount of such dividend by that fraction, the numerator of which fraction shall be the amount of consideration partly paid for such shares as of


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



the date of record for the determination of those shareholders entitled to such dividend and the denominator of which fraction shall be the total amount of consideration to be paid for such shares.

        (b) Conditions of Issue. The corporation may issue the corporation's shares prior to full payment and permit deferred payment arrangements pursuant to the following conditions:

        (1) Not less than twenty-five percent (25%) of the aggregate price shall be payable forthwith in cash;

        (2)    The balance of the aggregate price shall be payable within one
               (1) year from the date of sale and, if the portion of the aggregate price that is payable forthwith in cash is less than forty percent (40%) of the aggregate price, that balance shall be payable in equal monthly installments over a period not to exceed one (1) year from the date of sale;

        (3) The sale shall be pursuant to a subscription agreement setting forth the terms of payment, or the balance of the aggregate price shall be represented by one or more promissory notes;

        (4) The shares sold shall be issued in the name of the purchaser, or the purchaser's designee, but shall be retained by the corporation as collateral for the unpaid balance of the aggregate price;

        (5) The corporation may not discount or assign the promissory note or notes, or the corporation's rights pursuant to the subscription agreement, unless the net cash proceeds to the corporation therefrom is equal to not less than the offering price of the shares, after deducting the authorized selling expenses;

        (6) The certificates evidencing the shares shall state the total amount of the consideration to be paid for the shares, the amount paid, and the terms of payment; and

        (7) As a condition of the transfer on the books of the corporation of those shares, all installments of the purchase or subscription price shall be paid before such transfer.

        (c) Liability of Subscriber. A subscriber to partly paid shares is liable to the corporation as provided in Paragraph (e) of Section 7.01 of this
Article VII, but a person holding such shares as a pledgee, executor, administrator, guardian, trustee, receiver, or in any unpaid or fiduciary capacity is not personally liable for any unpaid balance, although the estate and funds of such fiduciary or representative are liable for any unpaid balance of the subscription price and such shares are subject to sale therefor.

        Section 7.04. Options. Either regarding the issue, subscription, or sale of any of the corporation's shares, bonds, debentures, notes, or other securities, or independently thereof, the corporation, if so determined by the Board, may grant options to purchase or subscribe for shares of any class or series on such terms and conditions as the Board may deem appropriate. Option rights may be transferable or non-transferable and may be separable or inseparable from other securities of the corporation, as determined by the Board.

        Section 7.05. Pre-emptive Rights. Unless prohibited by the Articles or any agreement to which the corporation is a party, the Board may issue shares, options, or securities having conversion or option rights without first offering to the shareholders of the corporation such shares, options or securities.

        Section 7.06.  Employee Plans.

        (a) Authority to Adopt. The corporation, on terms and conditions authorized herein, may establish and operate a stock purchase plan, or plans, providing for the issue and sale, or for the granting of options for the purchase, of the corporation's unissued shares, or of issued shares purchased or to be purchased or acquired, to employees or directors of the corporation or of any subsidiary or parent of the corporation or to a trustee on behalf thereof. Such a plan may specify the consideration for the payment of those shares in installments, or at one time, and for aiding any eligible persons in paying for those shares by compensation or services rendered, promissory notes, or otherwise. Any plan, before becoming effective, must be approved or authorized by the Board.

        (b) Includable Features. A plan may include, among other things, provisions determining or providing for the determination by the Board, or any Board committee, of: (i) eligibility of directors and employees to participate;
(ii) the number and class of shares that may be subscribed for or for which options may be granted pursuant to the plan; (iii) the time and method of payment for the shares; (iv) the price or prices at which the shares shall be issued or sold; (v) whether or not title to the shares shall be reserved to the corporation until fully paid for; (vi) the effect of the death of a director or employee participating in the plan, or the termination of a participating person's employment, including whether there shall be any option or obligation on the part of the corporation to repurchase the shares; (vii) restrictions, if any, upon the transfer of the shares, and the time limits and termination of the plan; (viii) termination, continuation, or adjustments of the rights of participating directors and employees on the happening of specified contingencies, including increase or decrease in the number of issued shares of the class covered by the plan without receipt of consideration by the corporation or any exchange of shares of that class for stock or securities of another corporation pursuant to a reorganization or merger, consolidation or dissolution of the corporation; (ix) amendment, termination, interpretation, and administration of the plan by the Board or any Board committee; and (x) any other matters, not repugnant to law or to the Articles, that may be included in the plan.

        Section 7.07.  Certificates of Determination.

        (a) Execution of Officer's Certificates. Before the corporation issues any share of any class or series of which the rights, preferences, privileges, and restrictions, or any of them, or the number of shares constituting any series or the designation of such series, are not set forth in the Articles but are fixed in a resolution adopted by the Board, pursuant to authority given in the Articles, an officers certificate, as that term is defined in Section 173 of the Code, setting forth a copy of said resolution, the number of shares of the class or series and stating none of the shares of the class or series has been issued, shall be executed and filed in the office of the California Secretary of State.

        (b) Change in Rights. After any certificate of determination, as provided in Paragraph (a) of this Section 7.07, has been filed in the office of the California Secretary of State, but before the corporation has issued any shares of the class or series described in that certificate, the Board may alter or revoke any right, preference, privilege, or restriction fixed or determined by the resolution set forth in that certificate by the adoption of another resolution appropriate, for that purpose and the execution and filing of an officers certificate, as that term is defined in
Section 173 of the Code, setting forth a copy of such other resolution and stating none of the shares of the class or the series affected has been issued.

After shares of a class or series have been issued, the provisions of the resolution set forth in a certificate of determination may be amended only by the adoption and approval of an amendment in accordance with the provisions of Sections 902, 903, or 904 of the Code, and the filing of a certificate of amendment pursuant to the provisions of Sections 905 and 908 of the Code. However, a certificate to increase or decrease the number of shares of series, also, may be filed as permitted by the provisions of 401(c) of the Code, as set forth in Paragraph (c) of this Section 7.07.

When the Board effects a change in rights, the provision of the original certificate of determination which has been amended must be identified in the amendment in accordance with the provisions of Section 907(a) of the Code.

        (c) Changing Number of Shares of Series. After any certificate of determination has been filed in the office of the California Secretary of State, the Board may increase or decrease the number of shares constituting any series by the adoption of a resolution appropriate for that purpose and the execution and filing in, the office of the California Secretary of State of an officers certificate, as that term is defined in Section 173 of the Code, setting forth a copy of such resolution, the number of shares of the series then outstanding, and the increase or decrease in the number of shares constituting such series.

In the event the Board increases or decreases the number of shares constituting any series in this manner, the provision of the original certificate of determination which has been amended must be identified in the amendment in accordance with the provisions of Section 907(a) of the Code. In the event the number of shares in a series is decreased to zero, the certificate of determination which established that series shall be presumed conclusively to have been amended to provide such series is no longer an authorized series of the corporation.

        Section 7.08.  Shareholders' Right to Share Certificate.

        (a) Fully Paid Shares. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman of the Board, if any, or the President or Vice President and by the Chief Financial Officer or an Assistant Treasurer, if any, or the Secretary or any Assistant Secretary, if any, certifying the number of shares and the class or series of shares owned by such shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed on, a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

        (b) Partly Paid Shares. If the corporation issues partly paid shares, the corporation must issue certificates for such shares as provided in Paragraph
(a) of this Section 7.08.


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



        Section 7.09.  Contents of Certificate.

        (a) Classified Shares. The certificate shall contain the matter specified in Paragraph (a) of Section 7.08 of this Article VII. In addition, if the shares of the corporation are classified or if any class of shares has two
(2) or more series, there shall appear on the certificate or, in the case of uncertificated securities, the initial transaction statement and written statements, one (1) of the following:

        (1) A statement of the rights, preferences, privileges, and restrictions granted to, or imposed on, each class or series of shares authorized to be issued and on the holders thereof;

        (2) A summary of such rights, preferences, privileges, and restrictions with reference to the provisions of the Articles and any certificates of determination establishing the same; or

        (3) A statement setting forth the office or agency of the corporation from which shareholders may obtain, on request and without charge, a copy of the statement referred to in Sub-Paragraph (1) of this Paragraph (a).

        (b) Restrictions on Shares. Also, there shall appear on such certificate, the initial transaction statement, and written statements (unless stated or summarized pursuant to Sub-Paragraph (1) or Sub-Paragraph (2) of Paragraph (a) of this Section 7.09) the statements required by all of the following sub-paragraphs to the extent applicable:

        (1)    The fact such shares are subject to restrictions on transfer;

        (2) If such shares are assessable or are not fully paid, a statement such shares are assessable or, in the case of partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon;

        (3) The fact such shares are subject to a voting agreement pursuant to Section 706(a) of the Code or an irrevocable proxy pursuant to
               Section 705(e) of the Code or restrictions on voting rights contractually imposed by the corporation;

        (4)    The fact such shares are redeemable; and

        (5) The fact such shares are convertible and the period for conversion.

        (c) Close Corporation Legend. If this corporation is a "close" corporation, the following conspicuous legend must also appear on the face of the certificate: "This corporation is a close corporation. The number of holders of record of this corporation's shares of all classes cannot exceed thirty-five
(35). Any attempted voluntary inter vivos transfer which would violate this requirement is void. Refer to the Articles, Bylaws and any agreements on file with the Secretary of this corporation for additional restrictions." Any attempted voluntary inter vivos transfer of the shares of the corporation which would result in the number of holders of record of the corporation's shares exceeding the maximum number specified in the Articles is void if the certificate evidencing such shares contains the foregoing legend.


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



        Section 7.10.  Exchange of Certificates.

        (a) On Amendment of Articles of Incorporation or Otherwise. If the Articles are amended in any way affecting the statements contained in the certificates for outstanding shares, or it becomes desirable for any reason, in the discretion of the Board, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board may order any holders of outstanding certificates for shares to surrender and exchange such certificates for new certificates within a reasonable time to be fixed by the Board.

        (b) Contents of Order. The order may provide a holder of any certificates so ordered to be surrendered is not entitled to vote or to receive dividends or exercise any of the other rights of a shareholder until such holder has complied with such order, but such order shall operate to suspend such rights only after notice and until compliance. The obligation of surrender of any outstanding certificates, also, may be enforced by the corporation by civil action.

        Section 7.11. Lost, Stolen, or Destroyed Certificate; Issuance of New Certificate.

        (a) Issuance of New Certificate. The corporation may issue a new share certificate or a new certificate for any other security in the place of any certificate theretofore issued by the corporation, alleged to have been lost, stolen, or destroyed. The corporation may required the owner of such lost, stolen or destroyed certificate, or such owner's legal representative to give the corporation a bond (or other adequate security) sufficient to indemnify the corporation against any claim that may be made against the corporation (including any expense or liability) because of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

        (b) Purchase by Bona Fide Purchaser. If after a new security has been issued for a lost, destroyed, or stolen security, a bona fide purchaser of the original security presents such original security for registration or transfer, the corporation must register the transfer unless such registration would result in over issue, in which event the corporation's liability shall be that set forth in the last paragraph of Section 8.03 of the Article VIII of these Bylaws. In addition to any rights pursuant to such indemnity bond, the corporation may recover the new security from the person to whom such new security was issued or any person taking from such issuee except a bona fide purchaser.

        Section 7.12. Alternative System in Lieu of Certificates. Notwithstanding the provisions of Paragraph (a) of Section 7.08 of this Article VII, the corporation may adopt a system of issuance, recordation, and transfer of the corporation's shares by electronic or other means not involving any issuance of certificates, including provisions for notice to purchasers in substitution for the required statements on the certificates pursuant to the provisions of Paragraphs (a) and (b) of Section 7.09 of this Article VII, which system has been approved by the United States Securities and Exchange Commission, or which is authorized in any statute of the United States, or is in accordance with the provisions of Division 8 of the California Commercial Code. Any system so adopted shall not become effective as to issued and outstanding certificated securities until the certificates therefor have been surrendered to the corporation.


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



                                  ARTICLE VIII.
                               TRANSFER OF SHARES

        Section 8.01. Duty of Corporation. When a security in registered form is presented to the corporation with a request to register transfer thereof, the corporation shall have a duty to register the transfer as required, if all the following have occurred:

        (a) Security Endorsed. The security is endorsed by the appropriate person or persons;

        (b) Assurance of Endorsement. Reasonable assurance is given those endorsements are genuine and effective;

        (c) No Adverse Claims. The corporation has no duty to inquire into adverse claims or has discharged any such duty; and

        (d) Collection of Taxes. There has been compliance with any and all applicable laws relating to the collection of taxes.

        Section 8.02.  Non-liability of Corporation.

        (a) Registration of Transfer. Except as otherwise provided in any law relating to the collection of taxes, the corporation shall not be liable to the owner or any other person suffering loss as result of the registration of a transfer of a security if:

        (1)    There were on or with such security the necessary endorsements;
               and

        (2) The corporation had no duty to inquire into adverse claims or has discharged any such duty.

        (b) Shares Held in Joint Tenancy, by Minor, Incompetent, or Married Persons. Neither the corporation nor the corporation's transfer agent or registrar shall be liable:

        (1) For transferring or causing to be transferred on the books of the corporation to the surviving joint tenant or tenants any share or shares or other securities issued to two (2) or more person in joint tenancy, whether or not such transfer is made with actual or constructive knowledge of the existence of any understanding, agreement, condition, or evidence such shares or securities were held other than in joint tenancy or of a breach of trust by any joint tenant;

        (2) To a minor or incompetent person in whose name shares are of record on the corporation's books or to any transferee or transferor thereof either for transferring such shares on the corporation's books at the request of such minor or incompetent or for the recognition of, or dealing with, such minor or incompetent as a shareholder, whether or not the corporation, transfer agent, or registrar had notice, actual or constructive, of the non-age or incompetence, unless a guardian or conservator of the property of such minor or incompetent has been appointed and the corporation, transfer agent, or registrar has received written notice thereof;


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



        (3) To any married person or to any transferee of such person for transferring shares on the corporation's books at the request of the person in whose name such shares are registered, without the signature of such person's spouse and regardless of whether the registration indicates such shares are community property, in the same manner as if such person were unmarried; or

        (4) For transferring or causing to be transferred on the books of the corporation shares or other securities pursuant to a judgment or an order of a court which has been set aside, modified or reversed unless, prior to the registration of the transfer on the books of the corporation, written notice is served upon the corporation or the corporation's transfer agent in the manner provided by law for the service of a summons in a civil action, stating an appeal or other further court proceeding has been, oris to be, taken from or with regard to such judgment or order. After the service of such notice neither the corporation nor the corporation's transfer agent has any duty to register the requested transfer until the corporation or the corporation's transfer agent has received a certificate of the county clerk in the county in which such judgment or order was entered or made, showing such judgment or order has become final.

        (c) Failure to Notify Corporation of Lost, Destroyed, or Stolen Security. Where a security has been lost, apparently destroyed, or wrongfully taken and the owner fails to notify the corporation of that fact within a reasonable time after such owner has notice thereof and the corporation registers a transfer of such security before receiving such notification, such owner is precluded from asserting against the corporation any claim for registering the transfer or any claim to a new security.

        Section 8.03. Liability of Corporation. Where the corporation has registered a transfer of a security to a person not entitled to such security, the corporation, on demand, shall deliver a similar security to the true owner unless:

               (a) Necessary Endorsements. The registration was pursuant to Paragraph (a) of Section 8.02 of this Article VIII; or

               (b) Estoppel and Waiver. The owner is precluded from asserting any claim for registering the transfer as provided in Paragraph (c) of Section 8.02 of this Article VIII; or

               (c)    Overissue. Such delivery would result in overissue.

In this latter case, if an identical security which does not constitute an overissue is reasonably available for purchase, the person entitled to such issue may compel the corporation to purchase and deliver to such person such identical security against surrender of the security, if any, which such person holds; or if such a security is not available for purchase, such person may recover from the corporation the purchase price such person or the last purchaser for value paid for such security with interest from the date of the demand for such recovery until the date of payment thereof.

        Section 8.04. Liability on Transfer of Partly Paid Shares.

        (a) Good Faith Purchaser. A transferee of shares of which the full agreed consideration has not been paid to the corporation, who acquired such shares in good faith, without knowledge such


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



shares were not paid in full or to the extent stated on the certificate representing such shares or, in the case of uncertificated securities, on the applicable initial transaction statement, is liable only for the amount shown by such certificate or statement to be unpaid on the shares represented thereby, until such transferee transfers the shares to a person who becomes liable therefor; provided, however, the transferor shall remain personally liable if so provided on the certificate or statement or agreed upon in writing. The liability of any holder of such shares who derives title from such a transferee and who is not a party to any fraud affecting the issue of such shares is the same as that of the transferee from whom title was derived.

        (b) Purchaser with Knowledge. Every transferee of partly paid shares who acquired such shares pursuant to a certificate or initial statement showing the fact of part payment, and every transferee of such shares (other than a transferee who derives title from a holder in good faith without knowledge and who is not a party to any fraud affecting the issue of such shares) who acquired such shares with actual knowledge the full agreed consideration had not been paid to the extent stated on the certificate therefor or initial transaction statement, is liable personally to the corporation for installments of the amount unpaid becoming due until such shares are transferred to a person who becomes liable therefor.

        (c) Transferor. In either case mentioned in Paragraph (a) or (b) of this
Section 8.04, the transferor of such shares shall remain liable personally for the unpaid consideration, if so provided in the certificate, initial transaction statement, or written statement, or agreed on in writing.

                                   ARTICLE IX.
                       CORPORATE RECORDS, REPORTS AND SEAL

        Section 9.01. Minutes of Meetings. The corporation shall keep minutes in written form of the proceedings of the corporation's shareholders, Board, and Board committees.

        Section 9.02. Books and Records of Account. The corporation shall keep adequate and correct books and records of account either in written form or in any other form capable of being converted into written form.

        Section 9.03. Record of Shareholders. The corporation shall keep at the corporation's principal executive office, or at the office of the corporation's transfer agent or registrar, a record of the corporation's shareholders, giving the names and addresses of all such shareholders and the number and class of shares held by each. Such record must be kept either in written form or in any other form capable of being converted into written form.

        Section 9.04. Shareholder's Right to Inspect Record of Shareholders by Written Demand of Holders of Specified Percentage of Shares.

               (a) Five Percent Shareholder. A shareholder or shareholders holding, at least, five percent (5%) in the aggregate of the outstanding voting shares of the corporation shall have an absolute right to:

                      (1) Inspect and copy the record of shareholders, names and addresses and shareholdings during usual business hours on five (5) business days' prior written demand on the corporation; and


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



                       (2) Obtain from the corporation's transfer agent, on written demand and on the tender of such transfer agent's usual charges for such a list (the amount of which charges shall be stated to such shareholder or shareholders by the transfer agent on request), a list of shareholders' names and addresses, who are entitled to vote for the election of directors, and the shares held by the shareholders of the corporation, as of the most recent record date for which such list has been compiled or as of the date specified by such shareholder or shareholders subsequent to the date of such demand. Such list must be made available on or before the later of five (5) business days after such demand is received or the date specified therein as the date as of which such list is to be compiled. The corporation shall have the responsibility to cause such transfer agent to comply with this requirement.

               (b) By Written Demand of Any Shareholders. The record of shareholders, also, shall be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours on written demand therefor on the corporation by such shareholder or holder of a voting trust certificate, for a purpose reasonably related to such holder's interests as a shareholder or holder of a voting trust certificate.

               (c) Inspection by Agent or Attorney. Any inspection and copying pursuant to this Section 9.04 may be made in person or by an agent or an attorney.

        Section 9.05. Shareholder's Right to Inspect Books of Account and Minutes. The accounting books and records and minutes of proceedings of the shareholders, Board, and Board committees of the corporation shall be open to inspection on the written demand therefor on the corporation by any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate. Such inspection may be made in person or by an agent or an attorney, and the right of inspection includes the right to copy and make extracts.

        Section 9.06. Inspection by Directors. Every director of the corporation shall have absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind and to inspect the physical properties of the corporation. The inspection may be made in person or by an agent or an attorney, and the right of inspection includes the right to copy and make extracts.

        Section 9.07.  Annual Report.

        (a) When Waived. Any other provision of these Bylaws notwithstanding, no annual report shall be prepared or sent to shareholders during any time the corporation has less than one hundred (100) holders of record of the corporation's shares determined as provided in Section 605 of the Code.

        (b) When Required. If the corporation should have one hundred (100) or more holders of record of the corporation's shares determined as provided in
Section 605 of the Code, the Board shall cause an annual report to be sent to the shareholders not later than one hundred twenty (120) days after the close of the fiscal year for which such annual report is prepared and at least fifteen
(15) days prior to the annual meeting of shareholders to be held during the next fiscal year; provided, however, such annual report may be sent by third-class mail, if such annual report is sent to shareholders, at least, thirty-five (35) days prior to such annual meeting.


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



        (c)    Contents.

        (1) The annual report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation such financial statements were prepared without audit from the books and records of the corporation.

        (2) In addition, if the corporation is either not subject to the reporting requirements of Section 13 of the Securities and Exchange Act of 1934 ("Act"), or is exempted from such reporting requirements by Section 12(g)(2) of the Act, the annual report shall also describe briefly both of the following:

               (i) Any transaction (excluding compensation of officers and directors) during the previous fiscal year involving an amount in excess of Forty Thousand Dollars ($40,000.00) (other than contracts let at competitive bid or services rendered at prices regulated by law) to which the corporation is or was a party and in which any director or officer of the corporation or any holder of more than ten
                      (10) percent of the outstanding voting shares of the corporation has or had a direct or indirect material interest, identifying the person and identifying such person's relationship to the corporation, the nature of such person's interest in the transaction and, if practicable, the amount of such interest; provided, however, in the case of a transaction with a partnership of which such person is a partner, only the interest of the partnership need be stated; and provided, further, however, no such report need made in the case of transactions approved by the shareholders, as that term is defined in Section 153 of the Code (see Section 2.22 of these Bylaws).

               (ii) The amount and circumstances of any indemnification or advances aggregating more than Ten Thousand Dollars ($10,000.00) paid during such fiscal year to any officer or director of the corporation pursuant to Section 317 of the Code (see Sections 2.24 through 2.30, inclusive, of these Bylaws); provided, however, no such report need be made in the case of indemnification approved by the shareholders, as that term is defined in Section 153 of the Code, pursuant to Section 317(e)(2) of the Code (see
                      Section 2.27 of these Bylaws).

        Section 9.08. Special Financial Statements to Shareholders.

        (a) Five Percent Shareholder. Any shareholder or shareholders holding, at least, five percent (5%) of the outstanding shares of any class of the corporation may make a written request to the corporation for an income statement of the corporation for the three-month, six-month, or nine-month period of the corporation for the current fiscal year ended more than thirty
(30) days prior to the date of such request and a balance sheet of the corporation as of the end of such period and, in addition, if no annual report for the last fiscal year has been sent to the shareholders, the financial statements and information required by Paragraph (c) of Section 9.07 of this
Article IX for the last fiscal year. Such financial statements must be delivered or mailed to the person making such request within thirty (30) days thereafter. A copy of such financial statements shall be kept on file in the principal executive office of the corporation for twelve (12) months and such financial statements shall be exhibited at all reasonable times to any shareholder demanding an examination thereof or a copy shall be mailed to such shareholder.

        (b) Written Demand of Any Shareholder. The corporation, on the written request of any shareholder, shall mail to such shareholder a copy of the last annual, semi-annual, or quarterly income statement which the corporation has prepared and a balance sheet as of the end of that period.

        (c) Certification of Financial Statements. The quarterly income statements and balance sheets referred to this Section 9.08 shall be accompanied by the report thereon, if any, of the independent accountants engaged by the corporation or, if there is no such report, the certificate of an authorized officer of the corporation such financial statements were prepared without audit from the books and records of the corporation.

        Section 9.09. Corporate Seal. The Board shall adopt a corporate seal which shall consist of two (2) concentric circles containing the words Performance Capital Management, Inc." and in the center of such circles the words "Incorporated" and "California" together with the date of incorporation of the corporation. The Secretary of the corporation shall have custody of such seal and affix such seal, in appropriate cases, to all corporate documents. Failure to affix such seal, however, does not affect the validity of any document.

                                    ARTICLE X
               CERTIFICATION, INSPECTION, AND AMENDMENT OF BYLAWS

        Section 10.01. Inspection and Certification of Bylaws. The corporation shall keep at the corporation's principal executive office in California the original or a copy of these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during usual business hours. The original or a copy of these Bylaws certified to be a true and correct copy by a person purporting to be the Secretary or an Assistant Secretary, if any, of the corporation is prima facie evidence of the adoption of these Bylaws and of the matters stated therein.

        Section 10.02. Adoption, Amendment, Repeal of Bylaws by Shareholders. These Bylaws, from time to time and at any time, may be amended or repealed and new or additional bylaws adopted, by approval of the outstanding shares of the corporation, as that term is defined in Section 152 of the Code; provided, however, such new or additional bylaws may not contain any provision in conflict with the Law or with the Articles and; provided, further, however, a bylaw reducing the number of directors to a number less than five (5) (see Section
2.03 of Article II of these Bylaws) cannot be adopted if the votes cast against such bylaw's adoption at a meeting of shareholders of the shares not consenting in the case of action by written consent are equal to more than sixteen and two-thirds percent (16 2/3%) of the outstanding shares entitled to vote.

        Section 10.03. Adoption, Amendment, Repeal of Bylaws by Directors. Subject to the right of the outstanding shares to adopt, amend, or repeal bylaws (see Section 10.02 of these Bylaws) and any restrictions imposed by the Articles on the power of the Board to adopt, amend, or repeal bylaws, these Bylaws, from time to time and at any time, may be amended or repealed, and new or additional bylaws adopted, by approval of the Board; provided, however, such bylaws may not contain any provision in conflict with the Law or with the Articles and; provided, further, however, after shares are issued any bylaw changing the number of directors or changing from fixed to a variable Board may be adopted only be approval of the outstanding shares of the corporation, as that term is defined in Section 152 of the Code.

                                       XI.
                             CONSTRUCTION OF BYLAWS

        Unless otherwise stated in these Bylaws or unless the context otherwise requires, the definitions contained in the Law shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter genders, and vice versa; the singular includes the plural, and vice versa; and the word "person" shall include individual, company, sole proprietorship, corporation, joint venture, association, joint stock company, fraternal order, cooperative, league, club, society, organization, trust, estate, governmental agency, political subdivision or authority, firm, municipality, congregation, partnership, or other form of entity.

                                      CERTIFICATE OF SECRETARY

        I, the undersigned, do hereby certify:

        1. I am the Secretary of Performance Capital Management, Inc., a California corporation; and

        2. The foregoing Bylaws, consisting of eleven (11) articles and forty-seven (47) pages, constitute the Bylaws of said corporation as duly approved and adopted by vote of the directors of said corporation, as set forth in that certain Unanimous Written Consent of Directors to Corporate Action Without First Meeting dated even herewith.

        IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the corporation this _____ day of _____________


                                    ---------------------------------------
                                    Secretary